As filed with the Securities and Exchange Commission on April 28, 1998


                                                       Registration No. 2-62605*


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            POST-EFFECTIVE AMENDMENT
                                       To
                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.       Exact name of trust:       MUNICIPAL SECURITIES TRUST, SERIES 1,
                                    SERIES 2, 1ST DISCOUNT SERIES AND
                                    2ND DISCOUNT SERIES


B.       Name of depositor:         REICH & TANG DISTRIBUTORS, INC.


C.       Complete address of depositor's principal executive office:
                                    600 Fifth Avenue
                                    New York, NY 10020

D.       Name and complete address of agent for service:


               PETER J. DeMARCO                         Copy of comments to:
               Executive Vice President                 MICHAEL R. ROSELLA, ESQ.
               Reich & Tang Distributors, Inc.          Battle Fowler LLP
               600 Fifth Avenue                         75 East 55th Street
               New York, NY 10020                       New York, NY 10022
                                                        (212) 856-6858


It is proposed that this filing become effective (check appropriate box)


/ / immediately upon filing pursuant to paragraph (b) of Rule 485 /x/ on April 30, 1998 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on (       date       ) pursuant to paragraph (a) of Rule 485



* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Municipal Securities Trust, Series 1, Series 2, 1st Discount Series and 2nd Discount Series covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 2-62605, 2-63595, 2- 73986 and 2-74227, respectively) under the Act. This filing constitutes Post-Effective Amendment No. 19 for Series 1 and Series 2 and Post-Effective Amendment No. 17 for 1st Discount Series and 2nd Discount Series.

     Each of the Registrants filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1997 on March 13, 1998.


1680.1

                     Prospectus Part A Dated April 30, 1998


                           MUNICIPAL SECURITIES TRUST

                                    SERIES 1

------------------------------------------------------------------------------


                  The Trust is a unit investment trust designated Series 1 ("Municipal Trust") with an underlying portfolio of long-term tax-exempt bonds issued by or on behalf of states, municipalities and public authorities, and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular Federal income tax under existing law but may be subject to state and local taxes. There can be no assurance that the Trust's objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to the federal individual and corporate alternative minimum tax and to state and local taxes. (See "Description of Portfolio" in this Part A for a description of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.

                  This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1997 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                  THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of states, municipalities and public authorities. All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time originally deposited in the Trust. For a discussion of the significance of such ratings see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio". Some of the Bonds in the portfolio may be "Zero Coupon Bonds", which are original issue discount bonds that provide for payment at maturity at par value, but do not provide for the payment of any current interest.


                  Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds

                                       A-1
111476.1

("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre- Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre- Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds, if any, as of the Evaluation Date, see "Notes to Financial Statements" in this Part
A. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

                  Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.


                  Each Unit in the Trust represents a 1/5490th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.

                  PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.75% of the Public Offering Price, which is the same as 4.987% of the net amount invested in Bonds per Unit. In addition, accrued interest to expected date of settlement is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $430.94 plus accrued interest of $13.12 under the monthly distribution plan and $14.27 under the semi-annual distribution plan, for a total of $444.06 and $445.21, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See the "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)


                  ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in Part
B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

                  Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly and semi-annual distribution plans, see "Summary of Essential Information".)

                                       A-2
111476.1

                  Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

                  The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly and semi-annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

                  A schedule of cash flow projections is available from the Sponsor upon request.

                  DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly or semi-annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided in "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly and semi-annual interest distributions, see "Summary of Essential Information".)


                  MARKET FOR UNITS. The Sponsor, although not obligated to do so, presently maintains and intends to continue to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust. The Secondary Market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the Bonds plus a sales charge of 4.75% of the Public Offering Price (4.987% of the net amount invested) plus net accrued interest. If such a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)

                  TOTAL REINVESTMENT PLAN. Certificateholders under the semi-annual plan of distribution have the opportunity to have their interest distributions and principal distributions, if any, reinvested in available series of "Insured Municipal Securities Trust" or "Municipal Securities Trust." (See "Total Reinvestment Plan" in Part B of this Prospectus.) The Plan is not designed to be a complete investment program.



                                       A-3
111476.1

                           MUNICIPAL SECURITIES TRUST
                                    SERIES 1


            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1997
            --------------------------------------------------------

Date of Deposit*:  February 6, 1979                               Evaluation Time:  4:00 p.m.
---------------                                                   ---------------
Principal Amount of Bonds ...                $2,145,000             New York Time.
-------------------------
Number of Units .............                5,490                Minimum Principal Distribution:
---------------                                                   ------------------------------
Fractional Undivided Inter-                                          $1.00 per Unit.
--------------------------
  est in Trust per Unit .....                1/5490               Weighted Average Life to
  ---------------------                                           ------------------------
Principal Amount of                                                  Maturity:  13.8 Years.
-------------------                                                  --------
  Bonds per Unit ............                $390.71              Minimum Value of Trust:
  --------------                                                  ----------------------
Secondary Market Public                                              Trust may be terminated if
-----------------------
  Offering Price**                                                   value of Trust is less than
  Aggregate Bid Price                                                $3,200,000 in principal amount
    of Bonds in Trust .......                $2,253,513+++           of Bonds.
  Divided by 5,490 Units ....                $410.48              Mandatory Termination Date:
                                                                  --------------------------
  Plus Sales Charge of 4.75%                                         The earlier of December 31,
    of Public Offering Price                 $20.46                  2028 or the disposition of the
  Public Offering Price                                              last Bond in the Trust.
    per Unit ................                $430.94+             Trustee***:  The Chase Manhattan
                                                                  -------
Redemption and Sponsor's                                             Bank.
------------------------
  Repurchase Price                                                Trustee's Annual Fee:  Monthly
  ----------------                                                --------------------
  per Unit ..................                $410.48+                plan $1.08 per $1,000; and
  --------
                                                    +++             semi-annual plan $.60 per
                                                    ++++             $1,000.
Excess of Secondary Market                                        Evaluator:  Kenny S&P Evaluation
  Public Offering Price                                              Services.
  over Redemption and                                             Evaluator's Fee for Each
  -------------------                                             ------------------------
  Sponsor's Repurchase                                               Evaluation:  Minimum of $35
  --------------------                                               ----------
  Price per Unit ............                $20.46++++              plus $.25 per each issue of
  --------------
Difference between Public                                            Bonds in excess of 50 issues
-------------------------
  Offering Price per Unit                                            (treating separate maturities
  and Principal Amount per                                           as separate issues).
  Unit Premium/(Discount) ...                $40.23                  Sponsor:  Reich & Tang
  -----------------------                                            -------
                                                                     Distributors, Inc.



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------

                                                             Monthly          Semi-Annual
                                                             Option             Option
                                                             ------             ------


Gross annual interest income# .........                        $26.88               $26.88
Less estimated annual fees and
  expenses ............................                          1.65                 1.29
Estimated net annual interest                                  ______               ______
  income (cash)# ......................                        $25.23               $25.59
Estimated interest distribution# ......                          2.10                12.79
Estimated daily interest accrual# .....                         .0700                .0710
Estimated current return#++ ...........                         5.85%                5.94%
Estimated long term return++ ..........                         4.06%                4.15%
Record dates ..........................                      1st of           Dec. 1 and
                                                             each month       June 1
Interest distribution dates ...........                      15th of          Dec. 15 and
                                                             each month       June 15


                                       A-4
111476.1

                  Footnotes to Summary of Essential Information
                  ---------------------------------------------

   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.

  ** For information regarding offering price per unit and applicable sales charge under the Total Reinvestment Plan, see "Total Reinvestment Plan" in Part B of this Prospectus.


         Certain amounts distributable as of December 31, 1997, may be reported in the Summary of Essential Information as if they had been distributed at year-end.


 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
         1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $13.12 monthly and $14.27 semi-annually.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual option due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include income accrual from original issue discount bonds, if any.

                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:

                                                                                                    Distribu-
                                                                                                    tions of
                                                           Distributions of Interest                Principal
                                                          During the Period (per Unit)                During
                                         Net Asset*                                    Semi-           the
                         Units Out-        Value                        Monthly        Annual         Period
Period Ended              standing        Per Unit                      Option         Option       (Per Unit)
------------              --------        --------                      ------         ------       ----------


December 31, 1995               5,859         $511.44                      $32.12        $ 32.58          $ 2.33
December 31, 1996               5,754          417.86                       25.64         26.06            86.19
December 31, 1997               5,490          422.66                       25.47         25.87             2.46


--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-5
111476.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1997


DESCRIPTION OF PORTFOLIO

                  The portfolio of the Trust consists of 8 issues representing obligations of issuers located in seven states. The Sponsor has participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which 15% of the initial aggregate principal amount of the Bonds were acquired. Approximately 51.7%* of the Bonds are obligations of state and local housing authorities; approximately 28.0%* are hospital revenue bonds; none are issued in connection with the financing of nuclear generating facilities; and none are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. All eight of the issues representing $2,145,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Highway 1, Hospitals 3, Housing 3, and Water and Sewers 1. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

                  As of December 31, 1997, none of the Bonds were original issue discount bonds. Approximately 35.7% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 59.6% were purchased at a premium and approximately 4.7% were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.


                  None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.



--------
* A trust is considered to be "concentrated" in a particular category or industry when the securities in that category or industry constitute 25% or more of the aggregate face amount of the portfolio. See Part B for disclosure, including risk factors, regarding this concentration.


                                       A-6
111476.1

                        Report of Independent Accountants


To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, Series 1

In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Securities Trust, Series 1 (the "Trust") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1995 were audited by other independent accountants whose report dated March 31, 1996 expressed an unqualified opinion on those financial statements.




PRICE WATERHOUSE LLP
Boston, MA
March 18, 1998

Municipal Securities Trust, Series 1
Portfolio
December 31, 1997
-------------------------------------------------------------------------

                                                                                                              Redemption
                Aggregate                                                                Coupon Rate/         Feature (2)(4)
  Portfolio     Principal          Name of Issuer and                     Ratings         Date(s) of         S.F.-Sinking Fund
     No.         Amount              Title of Bonds                         (1)          Maturity (2)         Ref.-Refunding


     1       $    300,000     Maricopa County, Arizona Hospital                AAA          7.625%            1/01/00 @ 100 S.F.
                              Revenue Bonds, Project of 1978                                1/01/2008         None
                              (Samaritan Health Service)

     2            225,000     Placer County Water Agency                        A           3.750             Currently @ 100 S.F.
                              (California) Middle Fork Project                              7/01/2012         1/31/98 @ 101.25 Ref.
                              Revenue Bonds, Series A

     3            280,000     Tampa Housing Development                        N/R          8.000             Currently @ 100 S.F.
                              Corporation, Inc., First Lien Revenue                         10/01/2008        4/01/98 @ 103.5 Ref.
                              Bonds Series 1978 (Tampa Heights
                              Apartments Section 8 Assisted Elderly
                              Project)

     4            100,000     Illinois Health Facilities Authority             AAA          7.250             8/01/99 @ 100 S.F.
                              Revenue Refunding Bonds, Series 1978                          8/01/2006         None
                              (Ravenswood Hospital Medical Center
                              Project)

     5            500,000     Lake Charles Non-Profit Housing                   A           7.600             5/01/01 @ 100 S.F.
                              Development Corporation (A Louisiana                          5/01/2010         5/01/98 @103.5 Ref.
                              Non-Profit Corporation) Section 8
                              Assisted First Mortgage Revenue Bonds,
                              Series 1978

     6            200,000     Lee County, Mississippi, Hospital                AAA          7.375             10/01/98 @ 100 S.F.
                              System Revenue Bonds (North                                   10/01/2009        None
                              Mississippi Medical Center)

     7            330,000     Virginia Housing Development                     AA+          6.700             Currently @ 100 S.F.
                              Authority, Multi-Family Mortgage                              11/01/2021        1/31/98 @ 101 Ref.
                              Bonds, 1978 Series B

     8            210,000     Richmond Metropolitan Authority (A                A           5.600             Currently @ 100 S.F.
                              Political Subdivision of the                                  1/15/2013         None
                              Commonwealth of Virginia)
                              Expressway Revenue Bonds, Series of
                              1973
             ------------



             $  2,145,000     Total Investments (Cost $2,069,578)
             ============



Portfolio             Market
    No.               Value(3)

     1       $        356,097



     2                201,089



     3                290,265





     4                112,678




     5                519,695





     6                216,318



     7                334,059



     8                220,072





             ----------------


             $      2,250,273
             ================


   See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Series 1
Footnotes to Portfolio
-----------------------------------------------------------------------

1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1997, the net unrealized appreciation of all the bonds was comprised of the following:

             Gross unrealized appreciation       $       186,978
             Gross unrealized depreciation                (6,283)
                                                 ----------------



             Net unrealized appreciation         $       180,695
                                                 ===============




4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).



    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 1

Statement of Net Assets
December 31, 1997
--------------------------------------------------------------------------------



Investments in Securities,
     at Market Value (Cost $2,069,578)                    $    2,250,273
                                                          --------------

Other Assets
     Accrued Interest                                             43,409
     Cash                                                         26,703
                                                          --------------
         Total Other Assets                                       70,112
                                                          --------------

Net Assets (5,490 Units of Fractional Undivided
     Interest Outstanding, $422.66 per Unit)              $    2,320,385
                                                          ==============







     The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 1

Statement of Operations
--------------------------------------------------------------------------------


                                          For the Years Ended December 31,
                                                               1997                    1996

Investment Income
     Interest                                           $   151,288             $   157,951
                                                        -----------             -----------

Expenses
     Trustee's Fees                                           7,229                   6,265
     Evaluator's Fee                                          2,974                   3,314
                                                        -----------             -----------

         Total Expenses                                      10,203                   9,579
                                                        -----------             -----------

     Net Investment Income                                  141,085                 148,372
                                                        -----------             -----------

Realized and Unrealized Gain (Loss)
     Realized Gain (Loss)
         on Investments                                       6,599                     876

     Change in Unrealized Appreciation
         (Depreciation) on Investments                       35,754                 (41,955)
                                                        -----------             -----------

     Net Gain (Loss) on Investments                          42,353                 (41,079)
                                                        -----------             -----------

     Net Increase in Net Assets
         Resulting From Operations                      $   183,438             $   107,293
                                                        ===========             ===========

                                               1995
Investment Income
     Interest                                  200,202
                                               =======


Expenses
     Trustee's Fees                              5,864
     Evaluator's Fee                             3,288
                                                 -----


         Total Expenses                          9,152
                                                ------


     Net Investment Income                     191,050
                                               -------


Realized and Unrealized Gain (Loss)
     Realized Gain (Loss)
         on Investments                       (20,652)

     Change in Unrealized Appreciation
         (Depreciation) on Investments        172,785
                                           -----------

     Net Gain (Loss) on Investments           152,133
                                           -----------

     Net Increase in Net Assets
         Resulting From Operations         $  343,183
                                           ==========




     The accompanying notes form an integral part of the financial statements.



Municipal Securities Trust, Series 1

Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                               For the Years Ended December 31,
                                               1997                       1996

Operations
Net Investment Income                     $    141,085            $    148,372
Realized Gain (Loss)
     on Investments                              6,599                     876
Change in Unrealized Appreciation
     (Depreciation) on Investments              35,754                 (41,955)
                                          ------------            ------------
          Net Increase in Net Assets
                Resulting From Operations      183,438                 107,293
                                          ------------            ------------
Distributions to Certificateholders
     Investment Income                         142,833                 149,947
     Principal                                  13,577                 504,987

Redemptions
     Interest                                    4,009                   1,955
     Principal                                 106,993                  42,575
                                          ------------            ------------
         Total Distributions
             and Redemptions                   267,412                 699,464
                                          ------------            ------------
         Total Increase (Decrease)             (87,485)               (592,171)

Net Assets
     Beginning of Year                       2,404,359               2,996,530
                                          ------------            ------------
     End of Year (Including
         Undistributed Net Investment
         Income of $66,872, $72,629
         and $76,159, Respectively)       $  2,320,385            $  2,404,359
                                          ============            ============



Operations                                         1995
Net Investment Income                             $     191,050
Realized Gain (Loss)
     on Investments                                     (20,652)
Change in Unrealized Appreciation
     (Depreciation) on Investments                      172,785
                                                  -------------
          Net Increase in Net Assets
                Resulting From Operations               343,183
                                                  -------------
Distributions to Certificateholders
     Investment Income                                  192,659
     Principal                                           13,651

Redemptions
     Interest                                             2,822
     Principal                                           97,091
                                                  -------------
         Total Distributions
             and Redemptions                            306,223
                                                  -------------
         Total Increase (Decrease)                       36,960

Net Assets
     Beginning of Year                                2,959,570
                                                   ------------
     End of Year (Including
         Undistributed Net Investment
         Income of $66,872, $72,629
         and $76,159, Respectively)                $  2,996,530
                                                   ============




     The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 1

Notes to Financial Statements
--------------------------------------------------------------------------------




1.       Organization

         Municipal Securities Trust, Series 1 (the "Trust") was organized on February 6, 1979 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

         Effective September 28, 1995, Reich & Tang Distributors L.P. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.       Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

         Security Valuation
         Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Municipal Securities Trust, Series 1

Notes to Financial Statements
--------------------------------------------------------------------------------


3.       Income Taxes

         No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.       Trust Administration

         The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

         The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

         The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended December 31, 1997, 1996 and 1995, 264, 105 and 196 units were redeemed, respectively.

         The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.60 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $35.00 is paid to a service bureau for each portfolio valuation. For the year ended December 31, 1997, the "Trustee's Fees" are comprised of Trustee fees of $1,971 and other expenses of $5,258. For the year ended December 31, 1996, the "Trustee's Fees" are comprised of Trustee fees of $1,992 and other expenses of $4,273. The other expenses include professional, printing and miscellaneous fees.

Municipal Securities Trust, Series 1

Notes to Financial Statements
--------------------------------------------------------------------------------


5.       Net Assets

         At December 31, 1997, the net assets of the Trust represented the interest of Certificateholders as follows:

           Original cost to Certificateholders         $     8,194,147
           Less Initial Gross Underwriting Commission          368,720
                                                       ---------------
                                                             7,825,427
           Accumulated Cost of Securities Sold,
              Matured or Called                             (5,755,849)
           Net Unrealized Appreciation                         180,695
           Undistributed Net Investment Income                  66,872
           Undistributed Proceeds From Investments               3,240
                                                       ---------------

                 Total                                 $     2,320,385
                                                       ===============

         The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 8,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.       Concentration of Credit Risk

         Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Municipal Securities Trust, Series 1

Notes to Financial Statements
--------------------------------------------------------------------------------




7.       Financial Highlights (per unit)*
         Selected data for a unit of the Trust outstanding:

                                                For the years ended December 31,
                                                        1997         1996
         Net Asset Value, Beginning of Year**    $      417.86 $      511.44
                                                 ------------- -------------

             Interest Income                             26.91         27.20
             Expenses                                    (1.81)        (1.65)
                                                 ------------- -------------
             Net Investment Income                       25.10         25.55
                                                 ------------- -------------
             Net Gain or Loss on Investments(1)           8.23         (6.01)
                                                 ------------- -------------

         Total from Investment Operations                33.33         19.54
                                                 ------------- -------------

         Less Distributions
             to Certificateholders
                 Income                                  25.41         25.82
                 Principal                                2.41         86.96
             for Redemptions
                 Interest                                  .71           .34
                                                 ------------- -------------

         Total Distributions                             28.53        113.12
                                                 ------------- -------------

         Net Asset Value, End of Year**          $      422.66 $      417.86
                                                 ============= =============


(1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1997 and 1996, respectively, and the dates of net gain and loss on investments.






----------
     * Unless otherwise stated, based upon average units outstanding during the year of 5,622 ([5,490 + 5,754]/2) for 1997 and of 5,807 ([5,754 +
         5,859]/2) for 1996.

    **   Based upon actual units outstanding

                     Prospectus Part A Dated April 30, 1998


                           MUNICIPAL SECURITIES TRUST

                                    SERIES 2

------------------------------------------------------------------------------



                  The Trust is a unit investment trust designated Series 2 ("Municipal Trust") with an underlying portfolio of long-term tax-exempt bonds issued by or on behalf of states, municipalities and public authorities, and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular Federal income tax under existing law but may be subject to state and local taxes. There can be no assurance that the Trust's objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to the federal individual and corporate alternative minimum tax and to state and local taxes. (See "Description of Portfolio" in this Part A for a description of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the underlying bonds.
Minimum purchase:  1 Unit.

                  This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1997 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                  THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of states, municipalities and public authorities. All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time originally deposited in the Trust. For a discussion of the significance of such ratings see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio". Some of the Bonds in the portfolio may be "Zero Coupon Bonds", which are original issue discount bonds that provide for payment at maturity at par value, but do not provide for the payment of any current interest.


                  Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby

                                       A-1
111485.1
the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre- Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds, if any, as of the Evaluation Date, see "Notes to Financial Statements" in this Part A. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

                  Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.

                  Each Unit in the Trust represents a 1/6096th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.


                  PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.73% of the Public Offering Price, which is the same as 4.965% of the net amount invested in Bonds per Unit. In addition, accrued interest to expected date of settlement is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $546.25 plus accrued interest of $11.54 under the monthly distribution plan, $12.63 under the semi-annual distribution plan and $12.89 under the annual distribution plan, for a total of $557.79, $558.88 and $559.14, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See the "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)


                  ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in Part
B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

                  Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to

                                       A-2
111485.1
investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

                  Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

                  The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

                  A schedule of cash flow projections is available from the Sponsor upon request.

                  DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided in "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information".)


                  MARKET FOR UNITS. The Sponsor, although not obligated to do so, presently maintains and intends to continue to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust. The Secondary Market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the Bonds plus a sales charge of 4.73% of the Public Offering Price (4.965% of the net amount invested) plus net accrued interest. If such a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)

                  TOTAL REINVESTMENT PLAN. Certificateholders under the semi-annual and annual plans of distribution have the opportunity to have their interest distributions and principal distributions, if any, reinvested in available series of "Insured Municipal Securities Trust" or "Municipal Securities Trust." (See "Total Reinvestment Plan" in Part B of this Prospectus.) The Plan is not designed to be a complete investment program.



                                       A-3
111485.1

                           MUNICIPAL SECURITIES TRUST
                                    SERIES 2

            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1997
            --------------------------------------------------------


Date of Deposit*:  September 13, 1979                            Minimum Principal Distribution:
Principal Amount of Bonds ...                $2,850,000             $1.00 per Unit.
Number of Units .............                6,096               Weighted Average Life
Fractional Undivided Inter-                                         to Maturity:  15.2 Years.
  est in Trust per Unit .....                1/6096              Minimum Value of Trust:
Principal Amount of                                                 Trust may be terminated if value
  Bonds per Unit ............                $467.52                of Trust is less than $3,200,000
Secondary Market Public                                             in principal amount of Bonds.
  Offering Price**                                               Mandatory Termination Date:
  Aggregate Bid Price                                               The earlier of December 31, 2028
    of Bonds in Trust .......                $3,172,335+++          or the disposition of the last
  Divided by 6,096 Units ....                $520.40                Bond in the Trust.
  Plus Sales Charge of 4.73%                                     Trustee***:  The Chase Manhattan
    of Public Offering Price                 $25.85                 Bank.
  Public Offering Price                                          Trustee's Annual Fee:  Monthly
    per Unit ................                $546.25+               plan $1.08 per $1,000; semi-
Redemption and Sponsor's                                            annual plan $.60 per $1,000; and
  Repurchase Price                                                  annual plan is $.40 per $1,000.
  per Unit ..................                $520.40+            Evaluator:  Kenny S&P Evaluation
                                                    +++            Services.
                                                    ++++         Evaluator's Fee for Each
Excess of Secondary Market                                          Evaluation:  Minimum of $35 plus
  Public Offering Price                                             $.25 per each issue of Bonds in
  over Redemption and                                               excess of 50 issues (treating
  Sponsor's Repurchase                                              separate maturities as separate
  Price per Unit ............                $25.85++++             issues).
Difference between Public                                        Sponsor:  Reich & Tang
  Offering Price per Unit                                           Distributors, Inc.
  and Principal Amount per
  Unit Premium/(Discount) ...                $78.73
Evaluation Time:  4:00 p.m.
  New York Time.



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------

                                                             Monthly          Semi-Annual            Annual
                                                             Option             Option               Option
                                                             ------             ------               ------


Gross annual interest income# .........                        $32.32               $32.32               $32.32
Less estimated annual fees and
  expenses ............................                          1.59                 1.25                 1.18
Estimated net annual interest                                  ______               ______               ______
  income (cash)# ......................                        $30.73               $31.07               $31.14
Estimated interest distribution# ......                          2.56                15.53                31.14
Estimated daily interest accrual# .....                         .0853                .0863                .0865
Estimated current return#++ ...........                         5.63%                5.69%                5.70%
Estimated long term return++ ..........                         3.96%                4.03%                4.05%
Record dates ..........................                      1st of           Dec. 1 and             Dec. 1
                                                             each month       June 1
Interest distribution dates ...........                      15th of          Dec. 15 and            Dec. 15
                                                             each month       June 15

                                       A-4
111485.1

                  Footnotes to Summary of Essential Information
                  ---------------------------------------------

   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.

  ** For information regarding offering price per unit and applicable sales charge under the Total Reinvestment Plan, see "Total Reinvestment Plan" in Part B of this Prospectus.


         Certain amounts distributable as of December 31, 1997, may be reported in the Summary of Essential Information as if they had been distributed at year-end.


 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
         1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $11.54 monthly, $12.63 semi-annually and $12.89 annually.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include income accrual from original issue discount bonds, if any.

                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:

                                                                                                    Distribu-
                                                                                                    tions of
                                                           Distributions of Interest                Principal
                                                          During the Period (per Unit)                During
                                         Net Asset*                       Semi-                        the
                         Units Out-        Value          Monthly         Annual        Annual       Period
Period Ended              standing        Per Unit        Option          Option        Option      (Per Unit)
------------             ----------      ----------       -------         ------        ------      ----------

December 31, 1995               6,154         $561.32       $39.16          $39.63         $39.72         $64.44
December 31, 1996               6,096          519.94        35.30           35.72          35.80          27.86
December 31, 1997               6,096          531.40        33.81           34.18          34.26           4.73


--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-5
111485.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1997


DESCRIPTION OF PORTFOLIO*


                  The portfolio of the Trust consists of 8 issues representing obligations of issuers located in 7 states. The Sponsor has participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which 13.8% of the initial aggregate principal amount of the Bonds were acquired. Approximately 47.4**% of the Bonds are obligations of state and local housing authorities; approximately 52.6%** are hospital revenue bonds; none are issued in connection with the financing of nuclear generating facilities; and none are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Eight issues representing $2,850,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Federally Subsidized Mortgage 1, Hospital 5 and Housing 2. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

                  As of December 31, 1997, none of the aggregate amount of the Bonds were original issue discount bonds. Approximately 41.2% of the aggregate principal amount of the Bonds in the Trust were purchased at a discount from par value at maturity, approximately 22.8% were purchased at a premium and approximately 36.0% were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.

                  None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.




--------
* Changes in the Trust Portfolio: From January 1, 1998 to March 20, 1998, $5,000 of the principal amount of the Bond in portfolio no. 1 was called and is no longer contained in the Trust.
** A trust is considered to be "concentrated" in a particular category or industry when the securities in that category or industry constitute 25% or more of the aggregate face amount of the portfolio. See Part B for disclosure, including risk factors, regarding this concentration.



                                       A-6
111485.1

                        Report of Independent Accountants


To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, Series 2

In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Securities Trust, Series 2 (the "Trust") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1995 were audited by other independent accountants whose report dated March 31, 1996 expressed an unqualified opinion on those financial statements.




PRICE WATERHOUSE LLP
Boston, MA
March 18, 1998


Municipal Securities Trust, Series 2
Portfolio
December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Redemption
               Aggregate                                                         Coupon Rate/     Feature (2)(4)
  Portfolio    Principal          Name of Issuer and                  Ratings    Date(s) of       S.F.-Sinking Fund     Market
     No.       Amount              Title of Bonds                       (1)      Maturity (2)     Ref.-Refunding        Value (3)

     1     $  200,000     Helena-West Helena (Arkansas)                 AA        7.650%          Currently @ 100 S.F.  $    200,686
                          Residential Housing Facilities Board,                   9/01/2011       3/01/98 @ 100 Ref.
                          Single Family Mortgage Revenue Bonds
                          (Privately Insured or Federally Insured
                          or Guaranteed Mortgage Loans) 1979
                          Series

     2        500,000     Illinois Health Facilities Authority          AAA       7.500           9/01/98 @ 100 S.F.         587,725
                          Revenue Bonds, 1979 (Mercy                              9/01/2009       None
                          Center for Health Care Services
                          Project) - Aurora, Illinois

     3        220,000     City of Davenport, Iowa, Hospital             N/R       7.200           7/01/99 @ 100 S.F.         220,000
                          Facility Revenue Bonds, Series                          7/01/2009       None
                          1979, St. Luke's Hospital Project

    4         500,000     Denham Springs/Livingston Housing             AAA       7.200           No Sinking Fund            616,105
                          and Mortgage Finance Authority                          8/01/2011       None
                          (Denham Springs, Louisiana) Single
                          Family Mortgage Revenue Bonds
                          (Multiple Originators and Servicers)
                          1979 Series A

     5        475,000     County of Marion, Ohio, Hospital             BBB+       7.500           12/01/00 @ 100 S.F.        485,374
                          Improvement First Mortgage Revenue                      12/01/2011      6/01/98 @ 101 Ref.
                          Bonds (Community Medcenter Hospital
                          Project) Term B

     6        650,000     Northeastern Oklahoma Housing                 NR        8.000           4/01/11 @ 100 S.F.         675,265
                          Finance Corporation (Nowata,                            4/01/2020       4/01/98 @ 103.5 Ref.
                          Oklahoma, Section 8 Assisted Project)
                          First Lien Revenue Bonds, Series 1979

     7        200,000     Anderson County, South Carolina               AAA       6.625           Currently @ 100 S.F.       235,530
                          Hospital Facilities Revenue Bonds,                      8/01/2009       None
                          Series 1979 (Anderson Memorial
                          Hospital)

     8        105,000     Charleston County, South Carolina             AAA       7.000           Currently @ 100 S.F.       121,602
                          Hospital Facilities Revenue Bonds                       10/01/2011      None
                          Series 1979 (Roper Hospital Project)
         ------------
                                                                                                                        ------------


         $  2,850,000     Total Investments (Cost $2,827,779)                                                           $  3,142,287
         ============                                                                                                   ============





   See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Series 2
Footnotes to Portfolio
--------------------------------------------------------------------------------

1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1997, the net unrealized appreciation of all the bonds was comprised of the following:

             Gross unrealized appreciation                          $   314,508
             Gross unrealized depreciation                                 -
                                                                    ------------


             Net unrealized appreciation                            $    314,508
                                                                    ============




4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).



    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 2

Statement of Net Assets
December 31, 1997






Investments in Securities,
     at Market Value (Cost $2,827,779)                        $3,142,287
                                                              ----------

Other Assets
     Accrued Interest                                             63,847
     Cash                                                         33,294
                                                              ----------
         Total Other Assets                                       97,141
                                                              ----------

Net Assets (6,096 Units of Fractional Undivided
     Interest Outstanding, $531.40 per Unit)                  $3,239,428
                                                              ==========

    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 2

Statement of Operations





                                              For the Years Ended December 31,
                                               1997        1996        1995

Investment Income
     Interest                              $215,739    $225,477    $249,899
                                           --------    --------    --------

Expenses
     Trustee's Fees                           8,043       6,963       6,359
     Evaluator's Fee                          3,176       3,273       3,286
                                           --------    --------    --------

         Total Expenses                      11,219      10,236       9,645
                                           --------    --------    --------

     Net Investment Income                  204,520     215,241     240,254
                                           --------    --------    --------

Realized and Unrealized Gain (Loss)
     Realized Gain
         on Investments                         212       4,963       3,999

     Change in Unrealized Appreciation
         (Depreciation) on Investments      100,917     (86,009)    245,517
                                           --------    --------    --------

     Net Gain (Loss) on Investments         101,129     (81,046)    249,516
                                           --------    --------    --------

     Net Increase
         in Net Assets
         Resulting From Operations         $305,649    $134,195    $489,770
                                           ========    ========    ========


    The accompanying notes form an integral part of the financial statements

Municipal Securities Trust, Series 2

Statement of Changes in Net Assets





                                               For the Years Ended December 31,
                                              1997          1996           1995

Operations
Net Investment Income                     $204,520      $215,241       $240,254
Realized Gain
     on Investments                            212         4,963          3,999
Change in Unrealized Appreciation
     (Depreciation) on Investments         100,917       (86,009)       245,517
                                        ----------    ----------     ----------

          Net Increase in
                Net Assets Resulting
                From Operations            305,649       134,195        489,770
                                        ----------    ----------     ----------

Distributions to Certificateholders
     Investment Income                     206,969       216,794        242,674
     Principal                              28,834       170,447        396,564

Redemptions
     Interest                                 ----         1,009            371
     Principal                                ----        30,710         17,404
                                        ----------    ----------     ----------

         Total Distributions
             and Redemptions               235,803       418,960        657,013
                                        ----------    ----------     ----------

         Total Increase (Decrease)          67,002      (284,765)      (167,243)

Net Assets
     Beginning of Year                   3,169,582     3,454,347      3,621,590
                                        ----------    ----------     ----------

     End of Year (Including
         Undistributed Net Investment
         Income of $67,094, $69,543
         and $72,105, Respectively)     $3,239,428    $3,169,582     $3,454,347
                                        ==========    ==========     ==========


    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 2

Notes to Financial Statements





1.       Organization

         Municipal Securities Trust, Series 2 (the "Trust") was organized on September 13, 1979 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

         Effective September 28, 1995, Reich & Tang Distributors L.P. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.       Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

         Security Valuation
         Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Municipal Securities Trust, Series 2

Notes to Financial Statements





3.       Income Taxes

         No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.       Trust Administration

         The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

         The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

         The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the year ended December 31, 1997, no units were redeemed. For the years ended December 31, 1996 and 1995, 58 and 29 units were redeemed, respectively.

         The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.40 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $35.00 is paid to a service bureau for each portfolio valuation. For the year ended December 31, 1997, the "Trustee's Fees" are comprised of Trustee fees of $2,593 and other expenses of $5,430. For the year ended December 31, 1996, the "Trustee's Fees" are comprised of Trustee fees of $2,771 and other expenses of $4,192. The other expenses include professional, printing and miscellaneous fees.

Municipal Securities Trust, Series 2

Notes to Financial Statements





5.       Net Assets

         At December 31, 1997, the net assets of the Trust represented the interest of Certificateholders as follows:

               Original cost to Certificateholders           $8,207,757
               Less Initial Gross Underwriting Commission       369,360
                                                             ----------
                                                              7,838,397
               Accumulated Cost of Securities Sold,
                  Matured or Called                          (5,010,618)
               Net Unrealized Appreciation                      314,508
               Undistributed Net Investment Income               67,094
               Undistributed Proceeds From Investments           30,047
                                                             ----------

                  Total                                      $3,239,428
                                                             ==========

         The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 8,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.       Concentration of Credit Risk

         Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Municipal Securities Trust, Series 2

Notes to Financial Statements






7.       Financial Highlights (per unit)*
         Selected data for a unit of the Trust outstanding:
                                             For the years ended December 31,
                                                     1997        1996

      Net Asset Value, Beginning of Year**         $519.94     $561.32
                                                   -------     -------

          Interest Income                            35.39       36.81
          Expenses                                   (1.84)      (1.67)
                                                   -------     -------
          Net Investment Income                      33.55       35.14
                                                   -------     -------
          Net Gain or Loss on Investments(1)         14.59      (13.14)
                                                   -------     -------

      Total from Investment Operations               48.14       22.00
                                                   -------     -------

      Less Distributions
          to Certificateholders
              Income                                 33.95       35.39
              Principal                               4.73       27.83
          for Redemptions
              Interest                               ----          .16
                                                   -------     -------

      Total Distributions                            38.68       63.38
                                                   -------     -------

      Net Asset Value, End of Year**               $531.40     $519.94
                                                   =======     =======


 (1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1997 and 1996, respectively, and the dates of net gain and loss on investments.



--------
     * Unless otherwise stated, based upon average units outstanding during the year of 6,096 ([6,096 + 6,096]/2) for 1997 and of 6,125 ([6,096 +
         6,154]/2) for 1996.

    **   Based upon actual units outstanding

                     Prospectus Part A Dated April 30, 1998


                           MUNICIPAL SECURITIES TRUST

                               1ST DISCOUNT SERIES
                             (MULTIPLIER PORTFOLIO)

------------------------------------------------------------------------------



                  The Trust is a unit investment trust designated 1st Discount Series ("Municipal Discount Trust") with an underlying portfolio of long-term tax-exempt bonds and was formed to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax under existing law but may be subject to state and local taxes. There can be no assurance that the Trust's objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to the federal individual and corporate alternative minimum tax and to state and local taxes. (See "Description of Portfolio" in this Part A for a description of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax. In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the bonds. Minimum purchase: 1 Unit.

                  This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1997 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                  THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds issued by or on behalf of states, municipalities and public authorities (the "Bonds"). All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time originally deposited in the Trust. For a discussion of the significance of such ratings see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio".



                                       A-1
112976.1

                  The Bonds were acquired at prices which resulted in the portfolio as a whole being purchased at a deep discount from par value. The portfolio may also include bonds issued at a substantial original issue discount some of which may be "Zero Coupon Bonds", which are original issue discount bonds that provide for payment at maturity at par value, but do not provide for the payment of current interest. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre- Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds as of the Evaluation Date, if any, see "Notes to Financial Statements" in this Part A. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

                  Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.


                  Each Unit in the Trust represents a 1/6959th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.

                  PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.81% of the Public Offering Price, which is the same as 5.053% of the net amount invested in Bonds per Unit. In addition, accrued interest to expected date of settlement including earned original issue discount is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $638.29 plus accrued interest of $13.53 under the monthly distribution plan, $16.01 under the semi-annual distribution plan and $16.14 under the annual distribution plan, for a total of $651.82, $654.30 and $654.43, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See the "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)


                  ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in Part
B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar

                                       A-2
112976.1
price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

                  Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

                  Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

                  The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

                  A schedule of cash flow projections is available from the Sponsor upon request.

                  DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of the Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information.")


                  MARKET FOR UNITS. The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust. The secondary market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the


                                       A-3
112976.1

Bonds plus a sales charge of 4.81% (5.053% of the net amount invested) plus net accrued interest. If such a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)


                  TOTAL REINVESTMENT PLAN. Certificateholders under the semi-annual and annual plans of distribution have the opportunity to have their interest distributions and principal distributions, if any, reinvested in available series of "Municipal Securities Trust." (See "Total Reinvestment Plan" and for residents of Texas, see "Total Reinvestment Plan for Texas Residents" in Part B of this Prospectus.) The Plan is not designed to be a complete investment program.

                                       A-4
112976.1

                           MUNICIPAL SECURITIES TRUST
                               1ST DISCOUNT SERIES


            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1997
            --------------------------------------------------------

Date of Deposit*:  September 23, 1981                             Evaluation Time:  4:00 p.m.
Principal Amount of Bonds ...                $3,560,000              New York Time.
Number of Units .............                6,959                Minimum Principal Distribution:
Fractional Undivided Inter-                                          $1.00 per Unit.
  est in Trust per Unit .....                1/6959               Weighted Average Life
Principal Amount of                                                  to Maturity:  16.2 Years.
  Bonds per Unit ............                $511.57              Minimum Value of Trust:
Secondary Market Public                                              Trust may be terminated if
  Offering Price**                                                   value of Trust is less than
  Aggregate Bid Price                                                $4,400,000 in principal amount
    of Bonds in Trust .......                $4,228,416+++           of Bonds.
  Divided by 6,959 Units ....                $607.62              Mandatory Termination Date:
  Plus Sales Charge of 4.81%                                         The earlier of December 31,
    of Public Offering Price                 $30.67                  2030 or the disposition of the
  Public Offering Price                                              last Bond in the Trust.
    per Unit ................                $638.29+             Trustee***:  The Chase Manhattan
Redemption and Sponsor's                                             Bank.
  Repurchase Price                                                Trustee's Annual Fee:  Monthly
  per Unit ..................                $607.62+                plan $1.08 per $1,000; semi-
                                                    +++              annual plan $.60 per $1,000;
                                                    ++++             and annual plan is $.40 per
Excess of Secondary Market                                           $1,000.
  Public Offering Price                                           Evaluator:  Kenny S&P Evaluation
  over Redemption and                                                Services.
  Sponsor's Repurchase                                            Evaluator's Fee for Each
  Price per Unit ............                $30.67++++              Evaluation:  Minimum of $12
Difference between Public                                            plus $.25 per each issue of
  Offering Price per Unit                                            Bonds in excess of 50 issues
  and Principal Amount per                                           (treating separate maturities
  Unit Premium/(Discount) ...                $126.72                 as separate issues).
                                                                   Sponsor:  Reich & Tang
                                                                     Distributors, Inc.



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------

                                                             Monthly          Semi-Annual            Annual
                                                             Option             Option               Option
                                                             ------             ------               ------

Gross annual interest income# .........                        $33.85               $33.85               $33.85
Less estimated annual fees and
  expenses ............................                          1.36                 1.08                 1.00
Estimated net annual interest                                  ______               ______               ______
  income (cash)# ......................                        $32.49               $32.77               $32.85
Estimated interest distribution# ......                          2.70                16.38                32.85
Estimated daily interest accrual# .....                         .0902                .0910                .0912
Estimated current return#++ ...........                         5.09%                5.13%                5.15%
Estimated long term return++ ..........                         4.28%                4.34%                4.35%
Record dates ..........................                      1st of           Dec. 1 and             Dec. 1
                                                             each month       June 1
Interest distribution dates ...........                      15th of          Dec. 15 and            Dec. 15
                                                             each month       June 15


                                       A-5
112976.1

                  Footnotes to Summary of Essential Information
                  ---------------------------------------------


   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.

  ** For information regarding offering price per unit and applicable sales charge under the Total Reinvestment Plan, see "Total Reinvestment Plan" in Part B of this Prospectus.


         Certain amounts distributable as of December 31, 1997, may be reported in the Summary of Essential Information as if they had been distributed at year-end.


 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
         1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $13.53 monthly, $16.01 semi-annually and $16.14 annually.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include income accrual from original issue discount bonds, if any.


                                       FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:

                                                                                                    Distribu-
                                                                                                    tions of
                                                           Distributions of Interest                Principal
                                                          During the Period (per Unit)               During
                                         Net Asset*                       Semi-                       the
                         Units Out-        Value          Monthly         Annual          Annual     Period
Period Ended              standing        Per Unit        Option          Option          Option    (Per Unit)
------------             ----------      ----------       -------         ------          ------    ----------


December 31, 1995               7,844         $648.38       $42.11          $42.53           $42.65       $54.74
December 31, 1996               7,197          608.46        37.05           39.22            39.33        23.92
December 31, 1997               6,959          645.34        37.90           38.25            38.35         1.14

--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-6
112976.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1997



DESCRIPTION OF PORTFOLIO*
-------------------------


                  The portfolio of the Trust consists of 7 issues representing obligations of issuers located in 7 states. The Sponsor has participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which 5% of the initial aggregate principal amount of the Bonds were acquired. None of the Bonds are obligations of state and local housing authorities; approximately 28.1%** are hospital revenue bonds; none are issued in connection with the financing of nuclear generating facilities; and approximately 12.9% are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Seven issues representing $3,560,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Coal Power 1, Hospital 2, Housing 1, Port Authority 1, Toll Road Revenue 1, and Water and Sewer Revenue 1. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

                  As of December 31, 1997, $1,295,000 (approximately 36.4% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, none were Zero Coupon Bonds. Approximately 63.6% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, none were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.


                  None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.


--------
* Changes in the Trust Portfolio: From January 1, 1998 to March 20, 1998, $15,000 of the principal amount of the Bond in portfolio no. 6 and the entire principal amount of the Bond in portfolio no. 5 were called and are no longer contained in the Trust. 132 Units were redeemed from the Trust.


** A trust is considered to be "concentrated" in a particular category or industry when the securities in that category or industry constitute 25% or more of the aggregate face amount of the portfolio. See Part B for disclosure, including risk factors, regarding this concentration.

                                       A-7
112976.1

                        Report of Independent Accountants


To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, 1st Discount Series

In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Securities Trust, 1st Discount Series (the "Trust") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1995 were audited by other independent accountants whose report dated March 31, 1996 expressed an unqualified opinion on those financial statements.




PRICE WATERHOUSE LLP
Boston, MA
March 18, 1998

Municipal Securities Trust, 1st Discount Series
Portfolio
December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Redemption
                Aggregate                                                       Coupon Rate/       Feature (2)(4)
  Portfolio     Principal          Name of Issuer and                Ratings    Date(s) of         S.F.-Sinking Fund    Market
     No.         Amount              Title of Bonds                    (1)      Maturity (2)       Ref.-Refunding       Value (3)

     1       $    500,000     Connecticut Health & Education           NR       7.000%            7/01/01 @ 100 S.F.  $    579,955
                              Facilities Authority, Yale-New Haven              7/01/2012         None
                              Hospital, Series B Revenue

     2            430,000     Escambia County Utilities Authority,     AAA      9.500             9/01/10 @ 100 S.F.       621,724
                              Florida, Water and Sewer Revenue                  9/01/2011         None
                              Bonds Series 1981 (MBIA Insured)

     3            375,000     State of Indiana, Indiana Toll Road      AAA      9.000             1/01/11 @ 100 S.F.       528,466
                              Commission East-West Toll Bond                    1/01/2015         None
                              Revenue Bonds, 1980 Series

     4            500,000     City of Davenport, Iowa, Hospital        N/R      7.200             7/01/99 @ 100 S.F.       500,000
                              Facility Revenue Bonds, Series 1979,              7/01/2009         None
                              St. Luke's Hospital Project

     5            460,000     Massachusetts Port Authority Refunding   AA       7.125             7/01/98 @ 100 S.F.       463,459
                              Revenue Series 1978                               7/01/2012         1/31/98 @ 100.5 Ref.

     6            595,000     Minnesota Housing Finance Agency,        AA       6.250             2/01/98 @ 101 S.F.       793,248
                              Housing Development, 1977 Series A                2/01/2020         2/01/01 @ 100 Ref.

     7            700,000     Sam Rayburn Municipal Power Agency       AAA      8.000             No Sinking Fund          895,895
                              (Texas) Power Supply System Revenue               9/01/2012         None
                              Bonds, Series 1981

             ------------                                                                                             ------------


             $  3,560,000     Total Investments (Cost $2,150,446)                                                     $  4,382,747
             ============                                                                                             ============





   See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, 1st Discount Series
Footnotes to Portfolio
--------------------------------------------------------------------------------

1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1997, the net unrealized appreciation of all the bonds was comprised of the following:

          Gross unrealized appreciation                        $       2,232,301
          Gross unrealized depreciation                                   -
                                                              ------------------


          Net unrealized appreciation                          $       2,232,301
                                                               =================




4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).



    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 1st Discount Series

Statement of Net Assets
December 31, 1997






Investments in Securities,
     at Market Value (Cost $2,150,446)                   $4,382,747
                                                         ----------

Other Assets
     Accrued Interest                                       116,541
                                                         ----------
         Total Other Assets                                 116,541
                                                         ----------

Liabilities
     Advance from Trustee                                     8,390
                                                         ----------
         Total Liabilities                                    8,390
                                                         ----------

Excess of Other Assets over Total Liabilities               108,151
                                                         ----------

Net Assets (6,959 Units of Fractional Undivided
     Interest Outstanding, $645.34 per Unit)             $4,490,898
                                                         ==========

    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 1st Discount Series

Statement of Operations





                                            For the Years Ended December 31,
                                             1997        1996        1995

Investment Income
     Interest                            $276,883    $298,807    $345,068
                                         --------    --------    --------

Expenses
     Trustee's Fees                         9,946       8,628       7,894
     Evaluator's Fee                        3,013       3,273       3,286
                                         --------    --------    --------

         Total Expenses                    12,959      11,901      11,180
                                         --------    --------    --------

     Net Investment Income                263,924     286,906     333,888
                                         --------    --------    --------

Realized and Unrealized Gain (Loss)
     Realized Gain
         on Investments                   122,791     208,457     252,735

     Change in Unrealized Appreciation
         (Depreciation) on Investments    146,105    (330,248)    190,977
                                         --------    --------    --------

     Net Gain (Loss) on Investments       268,896    (121,791)    443,712
                                         --------    --------    --------

     Net Increase
         in Net Assets
         Resulting From Operations       $532,820    $165,115    $777,600
                                         ========    ========    ========

    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 1st Discount Series

Statement of Changes in Net Assets





                                               For the Years Ended December 31,
                                              1997          1996           1995

Operations
Net Investment Income                     $263,924      $286,906       $333,888
Realized Gain
     on Investments                        122,791       208,457        252,735
Change in Unrealized Appreciation
     (Depreciation) on Investments         146,105      (330,248)       190,977
                                         ---------     ---------      ---------

          Net Increase in
                Net Assets Resulting
                From Operations            532,820       165,115        777,600
                                         ---------     ---------      ---------

Distributions to Certificateholders
     Investment Income                     267,137       289,077        336,633
     Principal                               7,933       176,243        429,380

Redemptions
     Interest                                4,129        10,486          4,986
     Principal                             141,812       396,132        198,470
                                         ---------     ---------      ---------

         Total Distributions
             and Redemptions               421,011       871,938        969,469
                                         ---------     ---------      ---------

         Total Increase (Decrease)         115,320      (706,823)      (191,869)

Net Assets
     Beginning of Year                   4,379,089     5,085,912      5,277,781
                                         ---------     ---------      ---------

     End of Year (Including
         Undistributed Net Investment
         Income of $108,114, $115,456
         and  $128,113, Respectively)   $4,490,898   $4,379,089      $5,085,912
                                        ==========   ==========      ==========


    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 1st Discount Series

Notes to Financial Statements





1.       Organization

         Municipal Securities Trust, 1st Discount Series (the "Trust") was organized on September 23, 1981 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

         Effective September 28, 1995, Reich & Tang Distributors L.P. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.       Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

         Security Valuation
         Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Municipal Securities Trust, 1st Discount Series

Notes to Financial Statements





3.       Income Taxes

         No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.       Trust Administration

         The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

         The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

         The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended December 31, 1997, 1996 and 1995, 238, 647 and 301 units were redeemed, respectively.

         The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.40 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $12.00 is paid to a service bureau for each portfolio valuation. For the year ended December 31, 1997, the "Trustee's Fees" are comprised of Trustee fees of $3,552 and other expenses of $6,394. For the year ended December 31, 1996, the "Trustee's Fees" are comprised of Trustee fees of $3,940 and other expenses of $4,688. The other expenses include professional, printing and miscellaneous fees.

Municipal Securities Trust, 1st Discount Series

Notes to Financial Statements





5.       Net Assets

         At December 31, 1997, the net assets of the Trust represented the interest of Certificateholders as follows:

               Original cost to Certificateholders           $8,043,970
               Less Initial Gross Underwriting Commission       442,330
                                                             ----------
                                                              7,601,640
               Accumulated Cost of Securities Sold,
                  Matured or Called                          (5,451,194)
               Net Unrealized Appreciation                    2,232,301
               Undistributed Net Investment Income              108,114
               Undistributed Proceeds From Investments               37
                                                             ----------

                  Total                                      $4,490,898
                                                             ==========

         The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 11,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.       Concentration of Credit Risk

         Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Municipal Securities Trust, 1st Discount Series

Notes to Financial Statements





7.    Financial Highlights (per unit)*
      Selected data for a unit of the Trust outstanding:
                                             For the years ended December 31,
                                                     1997        1996

      Net Asset Value, Beginning of Year**         $608.46     $648.38
                                                   -------     -------

          Interest Income                            39.12       39.73
          Expenses                                   (1.83)      (1.58)
                                                   -------     -------
          Net Investment Income                      37.29       38.15
                                                   -------     -------
          Net Gain or Loss on Investments(1)         39.03      (14.81)
                                                   -------     -------

      Total from Investment Operations               76.32       23.34
                                                   -------     -------

      Less Distributions
          to Certificateholders
              Income                                 37.74       38.44
              Principal                               1.12       23.43
          for Redemptions
              Interest                                 .58        1.39
                                                   -------     -------

      Total Distributions                            39.44       63.26
                                                   -------     -------

      Net Asset Value, End of Year**               $645.34     $608.46
                                                   =======     =======


 (1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1997 and 1996, respectively, and the dates of net gain and loss on investments.



--------
     * Unless otherwise stated, based upon average units outstanding during the year of 7,078 ([6,959 + 7,197]/2) for 1997 and of 7,521 ([7,197 +
         7,844]/2) for 1996.

    **   Based upon actual units outstanding

                     Prospectus Part A Dated April 30, 1998


                           MUNICIPAL SECURITIES TRUST

                               2nd DISCOUNT SERIES
                             (MULTIPLIER PORTFOLIO)

------------------------------------------------------------------------------


                  The Trust is a unit investment trust designated 2nd Discount Series ("Municipal Discount Trust") with an underlying portfolio of long-term tax-exempt bonds and was formed to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax under existing law but may be subject to state and local taxes. There can be no assurance that the Trust's objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to the federal individual and corporate alternative minimum tax and to state and local taxes. (See "Description of Portfolio" in this Part A for a description of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the bonds. Minimum purchase: 1 Unit.

                  This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1997 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accom panied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                  THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds issued by or on behalf of states, municipalities and public authorities (the "Bonds"). All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time originally deposited in the Trust. For a discussion of the significance of such ratings see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio".



                                       A-1
113566.1

                  The Bonds were acquired at prices which resulted in the portfolio as a whole being purchased at a deep discount from par value. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. As a result of the Tax Reform Act of 1986, capital gains based upon the difference, if any, between the value of the Bonds at maturity, redemption or sale and their original purchase price at discount (plus the earned portion of original issue discount) are generally taxed at the same rates applicable to ordinary income, although the Revenue Reconciliation Act of 1990 restored advantageous treatment for capital gains in certain circumstances. (See "Tax Status" in Part B of this Prospectus.) Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre- Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds as of the Evaluation Date, if any, see "Notes to Financial Statements" in this Part A. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

                  Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.


                  Each Unit in the Trust represents a 1/5581st undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.

                  PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.58% of the Public Offering Price, which is the same as 4.800% of the net amount invested in Bonds per Unit. In addition, accrued interest to expected date of settlement including earned original issue discount is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $539.86 plus accrued interest of $11.96 under the monthly distribution plan, $13.66 under the semi-annual distribution plan and $13.73 under the annual distribution plan, for a total of $551.82, $553.52 and $553.59, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See the "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)


                  ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in

                                       A-2
113566.1

Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

                  Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

                  Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

                  The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

                  A schedule of cash flow projections is available from the Sponsor upon request.

                  DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of the Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information.")


                  MARKET FOR UNITS. The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate


                                       A-3
113566.1
bid price of the Bonds in the portfolio of the Trust. The secondary market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the Bonds plus a sales charge of 4.58% (4.800% of the net amount invested) plus net accrued interest. If such a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)


                  TOTAL REINVESTMENT PLAN. Certificateholders under the semi-annual and annual plans of distribution have the opportunity to have their interest distributions and principal distributions, if any, reinvested in available series of "Municipal Securities Trust." (See "Total Reinvestment Plan" and for residents of Texas, see "Total Reinvestment Plan for Texas Residents" in Part B of this Prospectus.) The Plan is not designed to be a complete investment program.

                                       A-4
113566.1

                           MUNICIPAL SECURITIES TRUST
                               2nd DISCOUNT SERIES


            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1997
            --------------------------------------------------------

Date of Deposit*:  November 4, 1981                               Minimum Principal Distribution:
Principal Amount of Bonds ...                $2,560,000              $1.00 per Unit.
Number of Units .............                5,581                Weighted Average Life
Fractional Undivided Inter-                                          to Maturity:  11.6 Years.
  est in Trust per Unit .....                1/5581               Minimum Value of Trust:
Principal Amount of                                                  Trust may be terminated if
  Bonds per Unit ............                $458.70                 value of Trust is less than
Secondary Market Public                                              $4,400,000 in principal amount
  Offering Price**                                                   of Bonds.
  Aggregate Bid Price                                             Mandatory Termination Date:
    of Bonds in Trust .......                $2,875,093+++           The earlier of December 31,
  Divided by 5,581 Units ....                $515.16                 2030 or the disposition of the
  Plus Sales Charge of 4.58%                                         last Bond in the Trust.
    of Public Offering Price                 $24.70               Trustee***:  The Chase Manhattan
  Public Offering Price                                              Bank.
    per Unit ................                $539.86+             Trustee's Annual Fee:  Monthly
Redemption and Sponsor's                                             plan $1.08 per $1,000; semi-
  Repurchase Price                                                   annual plan $.60 per $1,000;
  per Unit ..................                $515.16+                and annual plan is $.40 per
                                                    +++              $1,000.
                                                    ++++          Evaluator:  Kenny S&P Evaluation
Excess of Secondary Market                                           Services.
  Public Offering Price                                           Evaluator's Fee for Each
  over Redemption and                                                Evaluation:  Minimum of $12
  Sponsor's Repurchase                                               plus $.25 per each issue of
  Price per Unit ............                $24.70++++              Bonds in excess of 50 issues
Difference between Public                                            (treating separate maturities
  Offering Price per Unit                                            as separate issues).
  and Principal Amount per                                        Sponsor:  Reich & Tang
  Unit Premium/(Discount) ...                $81.16                 Distributors, Inc.
Evaluation Time:  4:00 p.m.
  New York Time.



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------

                                                             Monthly          Semi-Annual            Annual
                                                             Option             Option               Option
                                                             ------             ------               ------

Gross annual interest income# .........                        $32.68               $32.68               $32.68
Less estimated annual fees and
  expenses ............................                          1.57                 1.25                 1.15
Estimated net annual interest                                  ______               ______               ______
  income (cash)# ......................                        $31.11               $31.43               $31.53
Estimated interest distribution# ......                          2.59                15.71                31.53
Estimated daily interest accrual# .....                         .0864                .0873                .0875
Estimated current return#++ ...........                         5.76%                5.82%                5.84%
Estimated long term return++ ..........                         4.29%                4.35%                4.37%
Record dates ..........................                      1st of           Dec. 1 and             Dec. 1
                                                             each month       June 1
Interest distribution dates ...........                      15th of          Dec. 15 and            Dec. 15
                                                             each month       June 15


                                       A-5
113566.1

                  Footnotes to Summary of Essential Information
                  ---------------------------------------------


   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.

  ** For information regarding offering price per unit and applicable sales charge under the Total Reinvestment Plan, see "Total Reinvestment Plan" in Part B of this Prospectus.


         Certain amounts distributable as of December 31, 1997, may be reported in the Summary of Essential Information as if they had been distributed at year-end.


 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
         1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $11.96 monthly, $13.66 semi-annually and $13.73 annually.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include income accrual from original issue discount bonds, if any.

                      FINANCIAL AND STATISTICAL INFORMATION


Selected data for each Unit outstanding for the periods listed below:

                                                                                                    Distribu-
                                                                                                    tions of
                                                           Distributions of Interest                Principal
                                                          During the Period (per Unit)               During
                                         Net Asset*                       Semi-                       the
                         Units Out-        Value          Monthly         Annual          Annual     Period
Period Ended              standing        Per Unit        Option          Option          Option    (Per Unit)
------------             ----------      ----------       -------         ------          ------    ----------


December 31, 1995               6,264         $542.55       $32.33          $32.69           $32.78          -0-
December 31, 1996               5,810          526.41        32.04           32.40            32.40          -0-
December 31, 1997               5,581          527.30        31.83           32.19            32.29       $11.37


--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-6
113566.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1997



DESCRIPTION OF PORTFOLIO*
-------------------------


                  The portfolio of the Trust consists of 8 issues representing obligations of issuers located in 4 states. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. None of the Bonds are obligations of state and local housing authorities; approximately 22.9% are hospital revenue bonds; none are issued in connection with the financing of nuclear generating facilities; and none are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Eight issues representing $2,560,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Airport Revenue 1, Electric Revenue 1, Hospital 3, Industrial Development 1, Port Authority 1 and University 1. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

                  As of December 31, 1997, none of the Bonds were original issue discount bonds. 100% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, none were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.


                  None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.



--------
* Changes in the Trust Portfolio: From January 1, 1998 to March 20, 1998, the entire principal amount of the Bond in portfolio no. 5 and $55,000 of the principal amount of the Bond in portfolio no. 4 were called and are no longer contained in the Trust. 26 Units were redeemed from the Trust.


                                       A-7
113566.1

                        Report of Independent Accountants


To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, 2nd Discount Series

In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Securities Trust, 2nd Discount Series (the "Trust") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1995 were audited by other independent accountants whose report dated March 31, 1996 expressed an unqualified opinion on those financial statements.




PRICE WATERHOUSE LLP
Boston, MA
March 18, 1998


Municipal Securities Trust, 2nd Discount Series
Portfolio
December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Redemption
              Aggregate                                                          Coupon Rate/     Feature (2)(4)
  Portfolio   Principal          Name of Issuer and                   Ratings    Date(s) of       S.F.-Sinking Fund        Market
     No.      Amount              Title of Bonds                       (1)       Maturity (2)     Ref.-Refunding           Value (3)

     1       $  205,000    Connecticut Health & Education               NR        7.000%         7/01/01 @ 100 S.F.     $   237,782
                           Facilities Authority, Yale-New Haven                   7/01/2012       None
                           Hospital, Series B Revenue

     2         300,000     Illinois Health Facilities Authority        AA         6.600           Currently @ 100 S.F.       322,740
                           Revenue Bonds, Series 1977                             10/01/2003      None
                           (Evangelical Hospital Association-
                           Oakbrook Ill.)

     3         465,000     Decatur Illinois Industrial Development    Aa2*        6.625           Currently @ 100 S.F.       465,553
                           Revenue, Archer Daniels Midland Co.                    10/01/2006      None

     4         370,000     Eastern Illinois University Auxiliary       AAA        7.375           Currently @ 100 S.F.       416,620
                           Facility System, Refunding &                           4/01/2006       None
                           Improvement, Series A

     5         395,000     Massachusetts Port Authority Refunding      AA         7.125           7/01/98 @ 100 S.F.         397,970
                           Revenue Series 1978                                    7/01/2012       1/31/98 @ 100.5 Ref.

     6         445,000     Houston Texas, Airport Systems              AAA        7.200           7/01/00 @ 100 S.F.         530,418
                           Revenue Bonds, Series 1979 A                           7/01/2013       None

     7         300,000     Sam Rayburn Municipal Power Agency          AAA        8.000           No Sinking Fund            399,957
                           (Texas) Power Supply System Revenue                    9/01/2012       None
                           Bonds, Series 1981

     8          80,000     Southeast Texas Hospital Financing          AAA        7.500           No Sinking Fund             94,008
                           Agency Revenue, Memorial Hospital                      12/01/2009      None
                              System Revenue

             ----------                                                                                                 ------------



             $  2,560,000     Total Investments (Cost $1,473,354)                                                          2,865,048
             ============                                                                                               ============





   See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, 2nd Discount Series
Footnotes to Portfolio
--------------------------------------------------------------------------------
1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., except for those identified by an asterisk (*) which are by Moody's Investors Service, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1997, the net unrealized appreciation of all the bonds was comprised of the following:


          Gross unrealized appreciation                           $    1,391,694
          Gross unrealized depreciation                                    -
                                                                  --------------


          Net unrealized appreciation                             $    1,391,694
                                                                  ==============




4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).



    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 2nd Discount Series

Statement of Net Assets
December 31, 1997






Investments in Securities,
     at Market Value (Cost $1,473,354)                        $2,865,048
                                                              ----------

Other Assets
     Accrued Interest                                             65,241
     Cash                                                         12,565
                                                              ----------
         Total Other Assets                                       77,806
                                                              ----------

Net Assets (5,581 Units of Fractional Undivided
     Interest Outstanding, $527.30 per Unit)                  $2,942,854
                                                              ==========

    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 2nd Discount Series

Statement of Operations





                                             For the Years Ended December 31,
                                              1997         1996        1995

Investment Income
     Interest                             $190,223     $202,637    $216,521
                                          --------     --------    --------

Expenses
     Trustee's Fees                          7,678        6,727       5,924
     Evaluator's Fee                         3,013        3,273       3,286
                                          --------     --------    --------

         Total Expenses                     10,691       10,000       9,210
                                          --------     --------    --------

     Net Investment Income                 179,532      192,637     207,311
                                          --------     --------    --------

Realized and Unrealized Gain (Loss)
     Realized Gain
         on Investments                    100,657       86,901      68,232

     Change in Unrealized Appreciation
         (Depreciation) on Investments     (28,750)    (186,322)    176,180
                                          --------     --------    --------

     Net Gain (Loss) on Investments         71,907      (99,421)    244,412
                                          --------     --------    --------

     Net Increase
         in Net Assets
         Resulting From Operations        $251,439      $93,216    $451,723
                                          ========      =======    ========

    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 2nd Discount Series

Statement of Changes in Net Assets





                                                For the Years Ended December 31,
                                               1997           1996          1995

Operations
Net Investment Income                      $179,532       $192,637      $207,311
Realized Gain
     on Investments                         100,657         86,901        68,232
Change in Unrealized Appreciation
     (Depreciation) on Investments          (28,750)      (186,322)      176,180
                                         ----------     ----------    ----------

          Net Increase in
                Net Assets Resulting
                From Operations             251,439         93,216       451,723
                                         ----------     ----------    ----------

Distributions to Certificateholders
     Investment Income                      181,509        193,385       207,437
     Principal                               63,456           ----          ----

Redemptions
     Interest                                 3,834          6,566         4,447
     Principal                              118,240        233,340       146,865
                                         ----------     ----------    ----------

         Total Distributions
             and Redemptions                367,039        433,291       358,749
                                         ----------     ----------    ----------

         Total Increase (Decrease)         (112,756)      (340,075)       92,974

Net Assets
     Beginning of Year                    3,058,454      3,398,529     3,305,555
                                         ----------     ----------    ----------

     End of Year (Including
         Undistributed Net Investment
         Income of $67,761, $73,572
         and $80,886, Respectively)      $2,942,854     $3,058,454    $3,398,529
                                         ==========     ==========    ==========


    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 2nd Discount Series

Notes to Financial Statements





1.       Organization

         Municipal Securities Trust, 2nd Discount Series (the "Trust") was organized on November 4, 1981 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

         Effective September 28, 1995, Reich & Tang Distributors L.P. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.       Summary of Significant Accounting Policies

         The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

         Security Valuation
         Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Municipal Securities Trust, 2nd Discount Series

Notes to Financial Statements





3.       Income Taxes

         No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.       Trust Administration

         The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

         The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

         The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

         The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended December 31, 1997, 1996 and 1995, 229, 454 and 283 units were redeemed, respectively.

         The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.40 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $12.00 is paid to a service bureau for each portfolio valuation. For the year ended December 31, 1997, the "Trustee's Fees" are comprised of Trustee fees of $2,506 and other expenses of $5,172. For the year ended December 31, 1996, the "Trustee's Fees" are comprised of Trustee fees of $2,697 and other expenses of $4,030. The other expenses include professional, printing and miscellaneous fees.

Municipal Securities Trust, 2nd Discount Series

Notes to Financial Statements





5.       Net Assets

         At December 31, 1997, the net assets of the Trust represented the interest of Certificateholders as follows:

               Original cost to Certificateholders           $7,152,649
               Less Initial Gross Underwriting Commission       393,360
                                                             ----------
                                                              6,759,289
               Accumulated Cost of Securities Sold,
                  Matured or Called                          (5,285,935)
               Net Unrealized Appreciation                    1,391,694
               Undistributed Net Investment Income               67,761
               Undistributed Proceeds From Investments           10,045
                                                             ----------

                  Total                                      $2,942,854
                                                             ==========

         The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 11,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.       Concentration of Credit Risk

         Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Municipal Securities Trust, 2nd Discount Series

Notes to Financial Statements





7.       Financial Highlights (per unit)*
         Selected data for a unit of the Trust outstanding:
                                              For the years ended December 31,
                                                      1997        1996

         Net Asset Value, Beginning of Year**         $526.41     $542.55
                                                      -------     -------

             Interest Income                            33.40       33.57
             Expenses                                   (1.88)      (1.66)
                                                      -------     -------
             Net Investment Income                      31.52       31.91
                                                      -------     -------
             Net Gain or Loss on Investments(1)         13.05      (14.93)
                                                      -------     -------

         Total from Investment Operations               44.57       16.98
                                                      -------     -------

         Less Distributions
             to Certificateholders
                 Income                                 31.87       32.03
                 Principal                              11.14     ----
             for Redemptions
                 Interest                                 .67        1.09
                                                      -------     -------

         Total Distributions                            43.68       33.12
                                                      -------     -------

         Net Asset Value, End of Year**               $527.30     $526.41
                                                      =======     =======


 (1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1997 and 1996, respectively, and the dates of net gain and loss on investments.



--------
     * Unless otherwise stated, based upon average units outstanding during the year of 5,696 ([5,581 + 5,810]/2) for 1997 and of 6,037 ([5,810 +
         6,264]/2) for 1996.

    **   Based upon actual units outstanding

                                   This module replaces an
                                   earlier one

                   Note: Part B of This Prospectus May Not Be
                    Distributed Unless Accompanied by Part A.

                        Please Read and Retain Both Parts
                     of the Prospectus for Future Reference.


                           MUNICIPAL SECURITIES TRUST
                               MULTI-STATE SERIES
                             (Multiplier Portfolio)

                                Prospectus Part B


                              Dated: April 30, 1998



                                    THE TRUST


                  Organization. "Municipal Securities Trust," Multi-State Series (the "Trust") consists of several separate "unit investment trusts," which may include California Trust, New York Trust and/or Virginia Trust (collectively, the "State Trusts") designated as set forth in Part A. The State Trusts were created under the laws of the State of New York pursuant to the Trust Indenture and Agreement* (collectively, the "Trust Agreement"), dated the Date of Deposit, among Reich & Tang Distributors, Inc., as Sponsor, or depending on the particular Trust, among Reich & Tang Distributors, Inc. and Gruntal & Co., L.L.C., as Co-Sponsors (the Sponsors or Co-Sponsors, if applicable, are referred to herein as the "Sponsor"), Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, as Evaluator, and The Chase Manhattan Bank, as Trustee. The name of the Trustee for a particular State Trust is contained in the "Summary of Essential Information" in Part A. For a description of the Trustee for a particular State Trust, see "Trust Administration--The Trustee." Each State Trust will be administered as a distinct entity with separate certificates, expenses, books and records.


                  On the Date of Deposit the Sponsor deposited with the Trustee long-term bonds, including delivery statements relating to contracts for the purchase of certain such bonds (the "Bonds"), and cash or irrevocable letters of credit issued by a major commercial bank in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Bonds so deposited, delivered to the Sponsor the Certificates evidencing the ownership of all Units of the State Trusts. The Trust consists of the interest-bearing bonds described under "The Trust" in Part A of this Prospectus, the interest on which is, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, exempt from regular federal income tax under existing law.

                  Each "Unit" outstanding on the Evaluation Date represented an undivided interest or pro rata share in the principal and interest of each

----------------------------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the respective Trust Indentures and Agreements which are incorporated herein by reference.


82600.8
                                       -1-

State Trust in the ratio of one Unit to the principal amount of Bonds in such State Trust on such date as specified in Part A of this Prospectus. To the extent that any Units of a State Trust are redeemed by the Trustee, the fractional undivided interest or pro rata share in such State Trust represented by each unredeemed Unit of such State Trust will increase, although the actual interest in such State Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Trust Agreement.


                  Objectives. Each State Trust is one of a series of similar but separate unit investment trusts formed by the Sponsor which offers investors the opportunity to participate in a portfolio of long-term tax-exempt bonds, which may include deep "market" discount and original issue discount bonds, with a greater diversification than they might be able to acquire themselves. The objectives of each State Trust are to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, is, with certain exceptions, currently exempt from regular federal income tax and from present income taxes of the State for which such Trust is named for residents thereof. Such interest income may, however, be subject to the federal alternative minimum tax and to state and local taxes in other jurisdictions. Investors should be aware that there is no assurance the State Trusts' objectives will be achieved because these objectives are dependent on the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, on the continuing satisfaction of the conditions required for the exemptions of interest thereon from regular federal income tax and on the market value of the Bonds, which can be affected by fluctuations in interest rates and other factors.


                  Since disposition of Units prior to final liquidation of a State Trust may result in an investor receiving less than the amount paid for such Units (see "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price"), the purchase of a Unit should be looked upon as a long-term investment. The State Trusts are not designed to be complete investment programs.


                  The Portfolios--General. All of the Bonds in the State Trusts were rated "A" or better by Standard & Poor's Ratings Services, A Division of The McGraw-Hill Companies ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") at the time originally deposited in the State Trust. For a list of the ratings of each Bond on the Evaluation Date, see each "Portfolio" in Part A of this Prospectus.


                  For information regarding (i) the number of issues in each State Trust, (ii) the range of fixed maturity of the Bonds, (iii) the number of issues payable from the income of a specific project or authority and (iv) the number of issues constituting general obligations of a government entity, see "The Trust" and "Description of Portfolio" for each State Trust in Part A of this Prospectus.

                  When selecting Bonds for the State Trusts, the following factors, among others, were considered by the Sponsor on the Date of Deposit:
(a) the quality of the Bonds and whether such Bonds were rated "A" or better by Standard & Poor's or Moody's, (b) the yield and price of the Bonds relative to other tax-exempt securities of comparable quality and maturity, (c) income to the Certificateholders of the State Trusts, (d) the diversification of each State Trust's portfolio, as to purpose of issue and location of issuer, taking into account the availability in the market of issues which meet such State

82600.8
                                       -2-

Trust's quality, rating, yield and price criteria and (e) the existence of "market" discount and original issue discount. Subsequent to the Evaluation Date, a Bond may cease to be rated or its rating may be reduced below that specified above. Neither event requires an elimination of such Bond from a State Trust but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond. See "Portfolio Supervision." For an interpretation of the bond ratings, see "Description of Bond Ratings."


                  Housing Bonds. Some of the aggregate principal amount of the Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to rental housing projects for low to moderate income families. Since such obligations are usually not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations. See "Description of Portfolio" in Part A for the amount of housing bonds contained therein.

                  Hospital Revenue Bonds. Some of the aggregate principal amount of the Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from third-party payors and government programs such as Medicare and Medicaid. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.


                  The health care delivery system is undergoing considerable alteration and consolidation. Consistent with that trend, the ownership or management of a hospital or health care facility may change, which could result in (i) an early redemption of bonds, (ii) alteration of the facilities financed by the Bonds or which secure the Bonds, (iii) a change in the tax exempt status of the Bonds or (iv) an inability to produce revenues sufficient to make timely payment of debt service on the Bonds. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds. See "Description of Portfolio" in Part A for the amount of hospital revenue bonds contained therein.


                  Nuclear Power Facility Bonds. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. Electric utilities which own or operate nuclear power plants are exposed to risks


82600.8
                                       -3-
inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs. The Sponsor is unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects. See "Description of Portfolio" in Part A for the amount of bonds issued to finance nuclear generating facilities contained therein.

                  Mortgage Subsidy Bonds. Certain Bonds may be "mortgage subsidy bonds" which are obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences. Section 103A of the Internal Revenue Code of 1986, as amended, provided as a general rule that interest on "mortgage subsidy bonds" will not be exempt from Federal income tax. An exception is provided for certain "qualified mortgage bonds." Qualified mortgage bonds are bonds that are used to finance owner-occupied residences and that meet numerous statutory requirements. These requirements include certain residency, ownership, purchase price and target area requirements, ceiling residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions and (for bonds issued after December 31, 1984) certain information reporting, certification, public hearing and policy statement requirements. In the opinions of bond counsel to the issuing governmental authorities, interest on all the Bonds in a Trust that might be deemed "mortgage subsidy bonds" will be exempt from Federal income tax when issued. See "Description of Portfolio" in Part A for the amount of mortgage subsidy Bonds contained therein.

                  Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds." Under the Internal Revenue Code of 1954, as amended (the "Code") (and under similar provisions of the prior tax law) "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted


82600.8
                                       -4-
after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bonds proceeds are not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Discount and Zero Coupon Bonds"). See "Description of Portfolio" in Part A for the amount of mortgage revenue bonds contained therein.


                  Private Activity Bonds. The portfolio of the Trust may contain other Bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types:
(1) Bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.


                  The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

                  The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. See "Description of Portfolio" in Part A for the amount of private activity bonds contained therein.


                  Litigation. Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting change in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in the State Trusts.


                  Legal Proceedings Involving the Trusts. The Sponsor has not been notified or made aware of any litigation pending with respect to any Bonds which might reasonably be expected to have a material effect on the State


82600.8
                                       -5-

Trusts other than that which is discussed under "The State Trusts" herein. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes may affect the validity of such Bonds or the tax-free nature of the interest thereon. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Bonds in the State Trusts. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether it will have a material adverse effect on a State Trust.


                  Other Factors. The Bonds in the State Trusts, despite their optional redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the Bonds in the State Trusts are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.


                  The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

                  In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsors are unable to predict to what extent financially troubled municipalities may seek court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the state Trusts.

                  The State Trusts may also include "moral obligation" bonds. Under statutes applicable to such bonds, if an issuer is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. See "Portfolio" and "Information Regarding the State Trust" for each State Trust in Part A of this Prospectus for the amount of moral obligation bonds contained in each State Trust's portfolio.

                  Certain of the Bonds in the State Trusts are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. A listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in each State Trust is contained under the "Portfolio" for such State Trust in

82600.8
                                       -6-

Part A of this Prospectus. Certificateholders will realize a gain or loss on the early redemption of such Bonds, depending upon whether the price of such Bonds is at a discount from or at a premium over par at the time the Certificateholders Purchase their Units.

                  Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds. Because certain of the Bonds from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances, no assurance can be given that the State Trusts will retain their present size and composition for any length of time. The proceeds from the sale of a Bond in a State Trust or from the exercise of any redemption or call provision will be distributed to Certificateholders of such State Trust, except to the extent such proceeds are applied to meet redemptions of Units. See "Trustee Redemption."


                  Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the United States mainland. During fiscal 1997, approximately 88% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 62% of Puerto Rico's imports. In fiscal 1997, Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and hotel and related services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the services sector has experienced significant growth in response to the expansion of the manufacturing sector. Puerto Rico's more than decade- long economic expansion continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economy participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers, and the relatively low cost of borrowing. Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices). Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal income per capita was $8,509 ($7,957 in 1992 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1997 were $7.3 billion, of which $5.2 billion, or 71.6%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare and U.S. Civil Service retirement pensions. Average employment increased from 999,000 in fiscal 1993, to 1,128,300 in fiscal 1997. Average unemployment decreased from 16.8% in fiscal 1993, to 13.1% in fiscal 1997. According to the Labor Department's Household


82600.8
                                       -7-

Employment Survey, during the first eight months of fiscal 1998, total employment increased 0.4% over the same period in fiscal 1997. Total monthly employment averaged 1,129,000 during the first eight months of fiscal 1998, compared to 1,124,500 in the same period of fiscal 1997. The Planning Board's gross product forecast for fiscal 1998 projected an increase of 3.0% over fiscal 1997.

                  Discount and Zero Coupon Bonds. The State Trust portfolios may contain original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the Bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for regular federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. See "Tax Status." The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the Bonds approach maturity. Of these original issue discount bonds, a portion of the aggregate principal amount of the Bonds in each State Trust may be Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Zero Coupon Bonds generally are subject to redemption at compound accredited value based on par value at maturity. Because the issuer is not obligated to make current interest payments, Zero Coupon Bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate. See "Description of Portfolios" in Part A for the aggregate principal amount of original issue discount bonds in each State Trust's portfolio.


                  The State Trust portfolios may also contain Bonds that were purchased at deep "market" discount from par value at maturity. This is because the coupon interest rates on the discount Bonds at the time they were purchased and deposited in the State Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the discount Bonds were for the most part issued at then current coupon interest rates. The current returns (coupon interest income as a percentage of market price) of discount bonds will be lower than the current returns of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the value of the bonds will decrease; and if interest rates decline, the value of the bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer.


                  Year 2000 Issue. The Trust, like other businesses and entities, could be adversely affected if the computer systems used by the Sponsor and Trustee or other service providers to the Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year


82600.8
                                       -8-

2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trusts' other service providers. However, there can be no assurance that the Year 200 Problem will be properly or timely resolved so to avoid any adverse impact to the Trust.



                                THE STATE TRUSTS
                                ----------------

                  The Sponsor believes the information summarized below describes some of the more significant events relating to the State Trusts. Sources of such information are the official statements of the issuers located in the states of the State Trusts which have been issued in connection with debt offerings by such states, as well as other publicly available documents and information. While the Sponsor has not independently verified such information, it has no reason to believe it is not correct in all material respects.

California Trust

                  California Economy. California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services.


                  After suffering through a severe recession between 1990 and 1994, California's economy has been performing strongly. 400,000 nonfarm jobs were added in the State in 1997. In 1996, personal income grew by more than $55 billion. California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing and motion picture production, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance.

                  California's July 1, 1997 population of 32.9 million represented over 12% of the United States' population and is concentrated in metropolitan areas. As of the April 1, 1990 census, 96% resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1994, the 5-county Los Angeles area accounted for 48% of the State's population with 15.6 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of 6.6 million.

                  California has a large and diverse labor force. The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1992 to 1997.


82600.8
                                       -9-


                                   LABOR FORCE
                                     1991-97
                         Labor Force Trends                      Unemployment Rate
                     (thousands)
                     --------------------------------            ----------------------
                          Labor                                                  United
Year                      Force            Employment            California      States
----                      -----            ----------            ----------      ------
1991................      15,118             13,978                 7.5          6.7
1992................      15,335             13,939                 9.1          7.4
1993................      15,205             13,995                 9.2          6.8
1994................      15,462             14,133                 8.6          6.1
1995................      15,416             14,206                 7.8          5.6
1996................      15,508             14,383                 7.3          5.4
1997(e).............      15,879             14,870                 6.4          4.9
SOURCE:  State of California, Employment Development Department.

-------------------------------
   (e) Estimate
   SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

                  The following table shows California's nonagricultural employment distribution and growth for 1990 and 1997.

                                  Payroll Employment By Major Sector
                                             1990 and 1997
                                                 Employment
                                                 (thousands)
            Industry Sector                        1990          1997(e)    1990          1997(e)
            ---------------                        ----          -------    ----          -------
Mining.................................              39            29       0.3             0.2
Construction...........................             605           559       4.8             4.3
Manufacturing
     Nondurable goods..................             721           729       5.7             5.5
     High Technology...................             786           514       5.4             3.9
     Other Durable Goods...............             690           651       5.4             5.0
Transportation and
     Utilities.........................             624           657       4.9             5.0
Wholesale and Retail
     Trade.............................           3,002         3,022       23.7            23.0
Finance, Insurance
     and Real Estate...................             825           735       6.5             5.6
Services...............................           3,395         4,089       26.8            31.1
Government
     Federal...........................             362           290       2.9             2.2
     State and Local...................           1,713         1,862       13.5            14.2
                                                  -----         -----       ----            ----
TOTAL
NONAGRICULTURAL........................          12,662        13,137       100             100
                                                 ======        ======       ===             ===

-------------------------------
   (e) Estimate
  SOURCE: State of California, Employment Development Department and State of California, Department of Finance.


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                                      -10-

                  The State.
                  ---------


                  Fiscal Years Prior to 1995-96. Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest State General Fund (the "General Fund") Programs -- K-14 education, health, welfare and corrections - at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991- 92 Fiscal Year budget), most of which were for a short duration.

                  Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993- 94, a second two-year plan was implemented in 1994-95, again using cross- fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

                  Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the State Legislature and the Governor of the State (the "Governor") failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

                  For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

                  1995-96 and 1996-97 Fiscal Years. The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken


82600.8
                                      -11-
in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

                  The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. In the Governor's 1998-99 Budget Proposal, released January 9, 1998, the Department of Finance reported that the State's budget reserve (the "SFEU") totaled $461 million as of June 30, 1997.

                  1997-98 Fiscal Year. Background. On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion. In May 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy.

                  In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, discussed below, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.228 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

                  In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of an annual claims bill in the 1998-99 Budget.

                  Fiscal Year 1997-98 Budget Act. Once the pension payment of $1.228 billion eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on a welfare reform package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. On August 18, 1997, the Governor signed the Budget Act, but vetoed approximately $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Most of this spending (approximately $200 million) was restored in later legislation passed before the end of the Legislative session.

                  The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3.0 billion of notes which mature on June 30, 1998.



82600.8
                                      -12-

                  The following were major features of the 1997-98 Budget Act:

1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives.

2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

                  At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

                  The Department of Finance released updated estimates for the 1997- 98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

                  Proposed 1998-99 Fiscal Year Budget. On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund


82600.8
                                      -13-
revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

                  Total General Fund expenditures for 1998-99 are recommended at $55.4 billion, an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments, PERS v. Wilson (see "1997-98 Fiscal Year" above). The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998, PERS liability.

                  The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

                  The revenue and expenditure assumptions upon which the Governor's Budget for 1998-99 was developed have been based upon certain estimates of the performance of the California and national economies in calendar years 1997 and 1998. In the Governor's Budget released on January 9, 1998, the Department of Finance projects that the California economy will continue to show robust growth through 1998, although at a slower pace than in 1997. The economic expansion is marked by strong growth in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production; growth is also strong in other business services, both nonresidential and residential construction and local education. The Asian economic crisis developing in late 1997 is expected to have some dampening effects on the State's economy, as exports to the region will be reduced further (declines had appeared already in the first half of 1997) and the trade deficit will increase. However, some impacts of the Asian situation could benefit the State, as services will be needed to handle imports, and lower interest rates should help the construction industry. Furthermore, exports to other regions, such as Mexico and elsewhere in Latin America, have grown rapidly, taking up some of the slack from Asia. The Department set out the following estimates for California economic performance which were used in predicting revenues and expenditures for the 1997-98 and 1998-99 Fiscal Year Budgets; also set forth are the Department's most recent previous estimates as set forth in the May Revision to the 1997-98 Governor's Budget, released May 14, 1997.




82600.8
                                      -14-

                              Economic Assumptions

                                                        For 1997                                For 1998
                                                        --------                                --------
                                                May             Governor's              May              Governor's
                                             Revision             Budget              Revision             Budget
Nonfarm wage and salary
employment (000)                              13,154              13,141               13,450              13,506
  Percent Change                                3.0                3.1                  2.3                  2.8
Personal income
($ billions)                                   865.2              866.0                917.7                920.6
  Percent Change                                6.8                7.2                  6.1                  6.3
Housing Permits (Units                          110                110                  122                  130
000)
Consumer Price Index                            2.3                2.2                  2.3                  2.6
  Percent Change

SOURCE: State of California, Department of Finance, January 9, 1998 (for "Governor's Budget") and May 14, 1997 (for "May Revision").

                  Federal Welfare Reform. Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal non-citizens, allowing states to elect to deny additional benefits (including TANF) to legal non-citizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

                  As part of the 1997-98 Budget Act legislative package, the State Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal Law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current time on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

                  Although the longer-term impact of the new federal Law and CalWORKs cannot be determined until there has been some experience, the State does not presently anticipate that these new programs will have any adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.


82600.8
                                      -15-

                  Local Governments. The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose other taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.


                  The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

                  Historically, funding for the State's trial court system was divided between the State and the counties. However, legislation executed in 1997 implements a restructuring of the State's trial court funding system. In 1997-98, funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumes responsibility for future growth in trial court funding. This consolidation is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties.

                  In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislation has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy, which had been caused by large investment losses in its pooled investment funds.


                  On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in

82600.8
                                      -16-
effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.


                  Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments which will require interpretation by the courts or the Legislature. The Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars a year under this Proposition.

                  In May 1996, a taxpayer filed an action (the "Rider Case") against the City of San Diego ("San Diego") and the San Diego Convention Center Expansion Authority (the "Authority") challenging the validity of a lease revenue financing involving a lease having features similar to the leases commonly used in California lease-based financings such as certificates of participation. In the Rider Case, the plaintiffs maintain that voter approval is required for the San Diego lease (a) since the lease constituted indebtedness prohibited by Article XVI, Section 18 of the California Constitution without a two-thirds vote of the electorate, and (b) since San Diego was prohibited under its charter from issuing bonds without a two-thirds vote of the electorate, and the power of the Authority, a joint powers' authority, one of the members of which is San Diego, to issue bonds is no greater than the power of San Diego. In response to San Diego's motion for summary judgment, the trial court rejected the plaintiffs' arguments and ruled that the lease was constitutionally valid and that the Authority's related lease revenue bonds did not require voter approval. The plaintiffs appealed the matter to the Court of Appeals for the Fourth District, which likewise affirmed the validity of the lease and of the lease revenue bond financing arrangements. The plaintiffs then filed a petition for review with the California State Supreme Court, and, on April 2, 1997, the California Supreme Court granted the plaintiffs' petition for review. No decision from the State Supreme Court is expected until sometime during the 1998 calendar year.

                  Constitutional and Statutory Limitations; Initiatives; Pending Litigation. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property, and effectively prohibits the levying of any other ad valorem property tax for general purposes. However, on May 3, 1986, Proposition 46, an amendment to
Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.


                  Article XIIIB of the California Constitution limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that the local government has

82600.8
                                      -17-
financial responsibility for providing. To the extent the revenues of the state and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

                  Proposition 98. In 1988, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California legislature establish a prudent state reserve fund in an amount as it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in fiscal year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the costs of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

                  During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.


                  In 1992, a lawsuit was filed, called California Teacher's Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.



82600.8
                                      -18-

                  Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 22% from the level in place from 1991-92 through 1993-94, and is estimated at about $5,150 per ADA in 1997-98. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year.

                  Proposition 187. On November 8, 1994, the voters in California approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social service, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the Untied States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments) with first-year costs potentially in excess of $100 million.


                  The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirement in Proposition 187 could jeopardize the ability of school districts to receive these funds.


                  Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. On November 2, 1995, a United States District Court judge struck down the central provision of Proposition 187 by ruling that parts of Proposition 187 conflict with federal power over immigration. An appeal has been filed. It cannot be predicted what the nature or outcome of such appeal will be or the ultimate fiscal impact of Proposition 187.


                  Article XIIIA, Article XIIIB, Article XIIIC and Article XIIID and a number of propositions have been adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.


                  Pending Litigation. The primary government of the State is a party to numerous legal proceedings, many of which normally occur in


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                                      -19-
governmental operations. The following are the more significant lawsuits pending against the primary government:

                  Northern California 1997 Flood Litigation: In January of 1997, California experienced major flooding in six different areas with current estimates of property damage to be approximately $1.6 to $2 billion. To date, one lawsuit has been filed by 500 homeowners, but more lawsuits are expected. Exposure from all of the anticipated cases arising from these floods could total approximately $2 billion.

                  The primary government is a defendant in several related cases, mainly California Ambulance Association v. Shalala et. al., in which the plaintiffs are seeking action to compel the Department of Health Services to pay Part B ambulance and physician services co-payments under the Medicare and Medicaid Acts. Should the plaintiffs prevail, the liability for retroactive payments is estimated to be $490 million, and the liability for future payments can be in excess of $130 million annually. The General Fund and the federal government will share the liability equally.

                  The primary government is a defendant in Ceridian Corporation
v. Franchise Tax Board, a suit which challenges the validity of two sections of the California Tax laws. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. If both sections of the California Tax law are invalidated, and all dividends become deductible, then the General Fund can become liable for approximately $200-$250 million annually.

                  The primary government is involved in a lawsuit, Thomas Hayes
v. Commission of State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates ("COSM")). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the primary government and later remanded to the COSM for redetermination. The COSM has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime in early 1998. To date, the Legislature has not appropriated funds. The liability to the primary government, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion.

                  The primary government is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the primary government is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the primary government for alleged negligent acts. Because the primary government is the present owner of the site, the primary government may be found liable. Present estimates of the cleanup range from $300 million to $800 million.

                  The primary government is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba


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                                      -20-

River flood of February 1986. The trial court has found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The primary government's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. An appeal has been filed.

                  The primary government is a defendant in California State Employees Association v. Wilson, where the petitioners are challenging several budget appropriations in the 1994 and 1995 Budget Acts. The appropriations mandate the transfer of funds from the State Highway Account, within the special revenue funds, to the General Fund to reimburse the General Fund for debt service costs on two rail bond measures. The petitioners contend that the transfers violate the bond acts themselves and are requesting the monies be returned. The loss to the primary government's General Fund could be up to $227 million.

                  In a similar case, Professional Engineers in California Government v. Wilson, the petitioners are challenging several appropriations in the 1993, 1994, and 1995 Budget Acts. The appropriations mandate the transfer of approximately $262 million from the State Highway Account, within the special revenue funds, and $113 million from the Motor Vehicle Account, within the special revenue funds, to the General Fund and appropriate approximately $6 million from the State Highway Account to fund a highway-grade crossing program administered by the Public Utilities Commission. Petitioners contend that the transfers violate several constitutional provisions and request that the moneys be returned to the State Highway Account and Motor Vehicle Account.

                  The primary government is a defendant in Just Say No To Tobacco Dough Campaign v. State of California, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995, for programs which were allegedly not health education or tobacco-related disease research. If the primary government loses, the General Fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund, an agency fund, for approximately $166 million.

                  The primary government is a defendant in the case of Kurt Hathaway, et al. v. Wilson, et al., where the plaintiffs are challenging the legality of various budget action transfers and appropriations from particular special funds for years ended June 30, 1995, and June 30, 1996. The plaintiffs allege that the transfers and appropriations are contrary to the substantive law establishing the funds and providing for interest accruals to the fund, violate the single subject requirement of the State Constitution, and are an invalid "special law". Plaintiffs seek to have monies totaling approximately $335 million returned to the special funds.

                  The primary government is a defendant in two related cases, Beno vs. Sullivan ("Beno") and Welch vs. Anderson ("Welch"), concerning reductions in Aid to Families with Dependent Children (AFDC) grant payments. In the Beno case, plaintiffs seek to invalidate AFDC grant reductions, and in the Welch case plaintiffs contend that AFDC grant reductions are not authorized by state law. The Beno case concerns the total grant reductions while the Welch case concerns the period of time the State did not have a waiver for those reductions. The primary government's potential liability for retroactive AFDC grant reductions is estimated at $831 million if the plaintiffs are awarded the full amount in both cases.



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                                      -21-

                  In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System beginning in Fiscal Year 1992-93. On January 16, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation found to be unconstitutional, and to transfer to PERS the contributions that were unpaid to date. On February 19, 1997, the State Court of Appeals affirmed the decision of the Superior Court, and the Supreme Court subsequently refused to hear the case, making the Court of Appeals' ruling final.

                  On July 30, 1997, the Controller transferred $1.228 billion from the General Fund to PERS in repayment of the principal amount determined to have been improperly deferred. Subsequent State payments to PERS will be made on a quarterly basis. No prejudgment interest has been paid in accordance with the trial court ruling that there was insufficient evidence that money for that purpose had been appropriated and was available. No post-judgment interest was ordered. PERS has filed a claim with the State Board of Control in the amount of $308 million for the accrued interest on the judgment; PERS also seeks interest on the unpaid accrued interest amount. The State Board of Control is expected to rule on this claim in early 1998.


                  Other California issuers are subject to litigation which may in the event of an adverse ruling affect the finances of such issuer.

Florida Trust

Risk Factors

                  The Portfolio of the Florida Trust contains different issues of long-term debt obligations issued by or on behalf of the State of Florida (the "State") and counties, municipalities and other political subdivisions and public authorities thereof or by the Government of Puerto Rico or the Government of Guam or by their respective authorities, all rated in the category A or better by at least one national rating organization (see Investment Summary in Part I). Investment in the Florida Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.


                  The State Economy. In 1980 Florida ranked seventh among the fifty states with a population of 9.7 million people. The State has grown dramatically since then and, as of April 1, 1996, ranked fourth with an estimated population of 14.4 million. Since the beginning of the eighties, Florida has surpassed Ohio, Illinois and Pennsylvania in total population. Florida's attraction, as both a growth and retirement state, has kept net migration at an average of 224,240 new residents each year from 1987 through 1996. Since 1987 the prime working age population (18-44) has grown at an average annual rate of 2.1%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. Non-farm employment has grown by over 35.6% since 1986. Total non-farm employment in Florida is expected to increase 3.9% in 1997-98 and rise 2.6% in 1998-99. By the end of 1998-99, non-farm employment in the State is expected to reach an average of 6.7 million jobs. The service sector is Florida's largest employment sector, presently accounting for 87% of total non-farm employment.


82600.8
                                      -22-

Employment in the service sector should experience an increase of 4.8% in 1997-98, while again growing 4.1% in 1998-99. Manufacturing jobs in Florida are concentrated in the area of high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. Florida's manufacturing sector has kept pace with the U.S., at about 2.6% of total U.S. manufacturing employment since the beginning of the nineties. Foreign Trade has contributed significantly to Florida's employment growth. Trade employment is expected to expand 3.7% this year and 2.3% next year. Florida's dependence on highly cyclical construction and construction-related manufacturing has declined. Total contract construction employment as a share of total non-farm employment reach a peak of 10% in 1973. In 1980 the share was roughly 7.5%, and in 1996 the share edged downward to 5%. Since 1987, the job creation rate for the State of Florida is almost twice the rate for the nation as a whole. Florida's unemployment rate throughout most of the 1980's tracked below that of the nation. In the nineties, the trend was reversed, until 1995 and 1996, where the state's unemployment rate again tracked below the U.S. The average rate of unemployment for Florida since 1987 is 6.2%, while the national average is also 6.2%. Florida's unemployment rate is expected to average 4.6% this year and 2.3% next year. Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits) are a relatively more important source of income. In 1995, Florida employment income represented 60.6% of total personal income, while nationally, employment income represented 70.8% of total personal income. From 1985 through 1995, Florida total nominal personal income grew by 103% and per capita income expanded approximately 62.5%. For the nation, total and per capita personal income increased by roughly 77.8% and 61.0%, respectively. Real personal income in Florida is estimated to increase 5.2% in 1997-98 and to increase 3.7% in 1998-99, while real personal income per capita in the State is projected to grow at 3.2% in 1997-98 and 1.8% in 1998-99.


                  The ability of the State and its local units of government to satisfy the Debt Obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the Debt Obligation is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. The central and northern portions of the State are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been somewhat dependent on the tourism and construction industries and is sensitive to trends in those sectors.


                  The State Budget. Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. (The State's fiscal year runs from July 1 through June 30). The Governor and the Comptroller of the State are responsible for ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

                  The financial operations of the State covering all receipts and expenditures are maintained through the use of four types of funds: the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget


82600.8
                                      -23-

Stabilization Fund. The majority of the State's tax revenues are deposited in the General Revenue Fund and monies for all funds are expended pursuant to appropriations acts. In fiscal year 1996-1997, appropriations for education, health and welfare and public safety represented approximately 53%, 26% and 14%, respectively, of total General Revenue Funds available. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations are transferred to the Working Capital Fund.

                  State Revenues. For fiscal year 1997-1998 the estimated General Revenue plus Working Capital and Budget Stabilization Funds total $18,150.9 million, an 8.5% increase over 1996-97. The $16,598.5 million in Estimated Revenues represents an increase of 5.7% over the analogous figure in 1996-97. With combined General Revenue, Working Capital Fund and Budget Stabilization Fund appropriations at $7,114.0 million, unencumbered reserves at the end of 1996-97 are estimated at $17,114.0 million. For fiscal year 1998-99, the estimated General Revenue plus Working Capital and Budget Stabilization Funds available total $18,644.0 million, a 2.7% increase over 1997-98. The $17,405.5 million in Estimated Revenues represents a 4.9% increase over the analogous figure in 1997-98.

                  In fiscal year 1996-1997, the State derived approximately 67% of its total direct revenues for deposit in the General Revenue Fund, Trust Funds, Working Capital Fund and Budget Stabilization Fund from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. The greatest single source of tax receipts in the State is the 6% sales and use tax. For the fiscal year ended June 30, 1997, receipts from the sales and use tax totaled $12,089 million, an increase of 5.5% from fiscal year 1995-96. The second largest source of State tax receipts is the tax on motor fuels including the tax receipts distributed to local governments. Receipts from the taxes on motor fuels are almost entirely dedicated to trust funds for specific purposes or transferred to local governments and are not included in the General Revenue Fund. Preliminary data for the fiscal year ended June 30, 1997, show collections of this tax totaled $2,012.0 million.

                  The State currently does not impose a personal income tax. However, the State does impose a corporate income tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. For the fiscal year ended June 30, 1997, receipts from the corporate income tax totaled $1,362.3 million, an increase of 17.2% from fiscal year 1995-96. The Documentary Stamp Tax collections totaled $844.2 million during fiscal year 1996-97, posting an 8.9% increase from the previous fiscal year. The Alcoholic Beverage Tax, an excise tax on beer, wine and liquor totaled $447.2 million in fiscal year 1996-97. The Florida lottery produced gross sales of $2.09 billion in fiscal year 1996-97 of which $792.3 million was used for education purposes.

                  While the State does not levy ad valorem taxes on real property or tangible personal property, counties, municipalities and school districts are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. Under the State Constitution, ad valorem taxes may not be levied by counties, municipalities, school districts and water management districts in excess of the following respective mileages upon the assessed value of real estate and tangible personal property: for all county, municipal or school purposes, ten mills; and for water management districts, no more than
0.05 mill or 1.0 mill, depending upon geographic location. These millage limitations do not apply to taxes levied for payment of bonds and


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                                      -24-
taxes levied for periods not longer than two years when authorized by a vote of the electors. (Note: one mill equals one-tenth of one cent).

                  The State Constitution and statutes provide for the exemption of homesteads from certain taxes. The homestead exemption is an exemption from all taxation, except for assessments for special benefits, up to a specific amount of the assessed valuation of the homestead. This exemption is available to every person who has the legal or equitable title to real estate and maintains thereon his or her permanent home. All permanent residents of the State are currently entitled to a $25,000 homestead exemption from levies by all taxing authorities, however, such exemption is subject to change upon voter approval.

                  As of January 1, 1994, the property valuations for homestead property are subject to a growth cap of the lesser of 3% or the increase in the Consumer Price Index during the relevant year, except in the event of a sale thereof during such year, and except as to improvements thereto during such year. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll.

                  Since municipalities, counties, school districts and other special purpose units of local governments with power to issue general obligation bonds have authority to increase the millage levy for voter approved general obligation debt to the amount necessary to satisfy the related debt service requirements, the property valuation growth cap is not expected to adversely affect the ability of these entities to pay the principal of or interest on such general obligation bonds. However, in periods of high inflation, those local government units whose operating millage levies are approaching the constitutional cap and whose tax base consists largely of residential real estate, may, as a result of the above-described property valuation growth cap, need to place greater reliance on non-ad valorem revenue sources to meet their operating budget needs.

                  At the November 1994 general election, voters approved an amendment to the State Constitution that limits the amount of taxes, fees, licenses and charges imposed by the Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. The revenue limit is determined by multiplying the average annual rate of growth in Florida personal income over the previous five years times the maximum amount of revenues permitted under the cap for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the Legislature. The limit was effective starting with fiscal year 1995-1996 based on actual revenues from fiscal year 1994-1995. Any excess revenues generated will be deposited in the Budget Stabilization Fund. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds.

                  State General Obligation Bonds and State Revenue Bonds. The State Constitution does not permit the State to issue debt obligations to fund governmental operations. Generally, the State Constitution authorizes State bonds pledging the full faith and credit of the State only to finance or refinance the cost of State fixed capital outlay projects, upon approval by a vote of the electors, and provided that the total outstanding principal amount of such bonds does not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. Revenue bonds may be issued by the State or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects which are payable solely from funds derived directly from sources other than State tax revenues.

82600.8
                                      -25-

                  Exceptions to the general provisions regarding the full faith and credit pledge of the State are contained in specific provisions of the State Constitution which authorize the pledge of the full faith and credit of the State, without electorate approval, but subject to specific coverage requirements, for: certain road projects, county education projects, State higher education projects, State system of Public Education and construction of air and water pollution control and abatement facilities, solid waste disposal facilities and certain other water facilities.

                  Local Bonds. The State Constitution provides that counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue debt obligations payable from ad valorem taxation and maturing more than 12 months after issuance, only (i) to finance or refinance capital projects authorized by law, provided that electorate approval is obtained; or (ii) to refund outstanding debt obligations and interest and redemption premium thereon at a lower net average interest cost rate.

                  Counties, municipalities and special districts are authorized to issue revenue bonds to finance a variety of self-liquidating projects pursuant to the laws of the State, such revenue bonds to be secured by and payable from the rates, fees, tolls, rentals and other charges for the services and facilities furnished by the financed projects. Under State law, counties and municipalities are permitted to issue bonds payable from special tax sources for a variety of purposes, and municipalities and special districts may issue special assessment bonds.


                  Bond Ratings. General obligation bonds of the State are currently rated Aa2 by Moody's Investors Services, AA by Standard & Poor's Ratings Group, and AA by Fitch Investors Services, Inc.


                  Litigation. Due to its size and its broad range of activities, the State (and its officers and employees) are involved in numerous routine lawsuits. The managers of the departments of the State involved in such routine lawsuits believe that the results of such pending litigation would not materially affect the State's financial position. In addition to the routine litigation pending against the State, its officers and employees, the following lawsuits and claims are also pending:


                  A. In an inverse condemnation suit, plaintiff claims that the action of State constitutes a taking of plaintiff's leases for which compensation is due. The Circuit judge granted the State's motion for summary judgment finding that as a matter of law, the State had not deprived plaintiff of any royalty rights. Plaintiff appealed to the First District Court of Appeals, but the case was remanded to the Circuit Court for trial. On August 6, 1996, final judgment was made in favor of the State; however plaintiff has filed for a review by the Florida Supreme Court. The State is awaiting a decision by the Court.

                  B. The Florida Department of Transportation has filed an action against owners of property adjoining property that is subject to a claim by the U.S. Environmental Protection Agency, seeking a declaratory judgment that the Department is not the owner of such property. The case was dismissed and FDOT's appeal of the order of dismissal is pending in the Third District Court of Appeal. The EPA has agreed to await the outcome of the Department's declaratory action before proceeding further. If the Department's action is not successful, the possible clean-up costs could exceed $25 million.



82600.8
                                      -26-

                  C. In a class action suit on behalf of clients of residential placement for the developmentally disabled seeking refunds for services where children were entitled to free education under the Education for Handicapped Act, the District Court held that the State could not charge maintenance fees for children between the ages of 5 and 17 based on the Act. All appeals have been exhausted. The State's potential cost of refunding these charges could exceed $42 million. However, attorneys are in the process of negotiating a settlement amount.

                  D. In an action challenging the constitutionality of the Public Medical Assistance Trust Fund annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services, a trial has not been scheduled. If the State does not prevail, the potential refund liability could be approximately $70 million.

                  E. In an action against the Florida Department of Corrections, plaintiffs seek a declaratory judgment that they are not exempt employees under the Fair Labor Standards Act and that, therefore, they are entitled to certain overtime compensation. The US. District Court for the Northern District of Florida entered an order dismissing the case for lack of jurisdiction on June 24, 1996. Plaintiffs filed a lawsuit against the Department in July, 1996 at the State level making the same allegations at that level which plaintiffs previously made before the U.S. District Court for the Northern District of Florida. On December 20, 1996, the State Court determined that it had jurisdiction over the FLSA claim. On December 10, 1997, the Court entered final summary judgment. The plaintiffs were not awarded overtime pay at time and one-half nor liquidated damages; however, they were awarded attorneys' fees and costs. On December 10, 1997, the Court entered final summary judgment. The plaintiffs were not awarded overtime pay at time and one-half nor liquidated damages; however, they were awarded attorneys fees and costs.

                  F. In an action challenging whether Florida's statute for dealer repossessions authorizes the Department of Revenue to grant a refund to a financial institution as the assignee of numerous security agreements governing the sale of automobiles and other property sold by dealers, the question turns on whether the Legislature intended the statute only to provide a refund or credit to the dealer who actually sole the tangible personal property and collected and remitted the tax or intended that right to be assignable. Several banks have applied for refunds; the potential refund to financial institutions exceeds $30,000,000.

New York Trust

                  Special Factors Affecting New York. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

                  Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less


82600.8
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




affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

                  The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

                  Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

                  New York City. The City, with a population of approximately
7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

                  The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and thereafter improved during calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2001, with moderating job growth and wage increases.

                  For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial budget gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

                  Pursuant to the New York State Financial Emergency Act for the City of New York, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year


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




financial plan projects a surplus in the 1998 fiscal year (before discretionary transfers) and substantial budget gaps for each of the 1999, 2000 and 2001 fiscal years. This pattern of current year surplus and projected subsequent year budget gaps has been consistent through virtually the entire period since 1982, during which the City has achieved balanced operating results for each fiscal year. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

                  The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal Budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

                  The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

                  Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.



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




                  The City's operating results for the 1996 fiscal year were balanced in accordance with GAAP, after taking into account a discretionary transfer of $224 million, the sixteenth consecutive year of GAAP balanced results.
                  On June 10, 1997, the City submitted to the Control Board the Financial Plan for the 1998 through 2001 fiscal years, which relates to the City, BOE and the City University of New York ("CUNY") and reflects the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs assisting certain legal aliens; additional expenditures for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million;
(ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

                  The Financial Plan assumes approval by the State Legislature and the Governor of (i) a tax reduction program proposed by the City totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the City property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

                  The Financial Plan also assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $166 million and $494 million in the 2000 and 2001 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and the extension of which is projected to provide revenue of $188 million, $527 million and $554 million in the 1999 through 2001 fiscal year, respectively;
(ii) collection of the projected rent payments for the City's airports, totaling $385 million, $175 million, and $170 million in the 1999, 2000 and 2001 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for


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                                      -30-
in the Governor's 1997-1998 Executive Budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

                  The City annually prepares a modification to its financial plan in October or November which amends the financial plan to accommodate any revisions to forecast revenues and expenditures and to specify any additional gap-closing initiatives to the extent required to offset decreases in projected revenues or increases in projected expenditures. The Major is expected to publish the first quarter modification (the "Modification") for the 1998 fiscal year in November. Since the preparation of the Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the Financial Plan, which will increase projected City sales tax revenues; provided for State aid to the City which was less than assumed in the Financial Plan; and enacted a State funded tax relief program which begins a year later than reflected in the Financial Plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 are expected to increase tax revenues in the 1998 fiscal year. These changes will be reflected in the Modification.

                  The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. Subsequently, the City reached settlements, through agreements or statutory impasse procedures, with bargaining units which, together with the UFT and District Council 37, represent approximately 86% of the City's workforce.

                  In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's. On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to BBB+.

                  Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 17, 1997, Moody's changed its outlook on City bonds to positive from stable. Since July 15, 1993, Fitch has rated City bonds A-. Since July 8, 1997, IBCA Limited has rated City bonds A.


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                                      -31-

                  New York State and its Authorities. The State's budget for the State's 1997-1998 fiscal year, commencing on April 1, 1997, was adopted by the Legislature on August 4, 1997. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements for its 1997-1998 fiscal year considered to be necessary for State operations and other purposes. The State Financial Plan for the 1997-1998 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The 1997-1998 State Financial Plan is expected to be updated in October and January. The 1997-1998 State Financial Plan is projected to be balanced on a cash basis. Total General Fund receipts and transfers from other funds are projected to be $35.09 billion, while total General Fund disbursements and transfers to other funds are projected to be $34.60 billion. The adopted 1997-1998 budget projects a year-over-year increase in General Fund disbursements of 5.2 percent. As compared to the Governor's proposed budget amended in February 1997, the State's adopted budget for 1997-1998 increases General Fund spending by $1.7 billion, primarily due to increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-1998 fiscal year, increased resources produced in the 1996-1997 fiscal year that will be utilized in 1997-1998, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

                  The 1997-1998 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-1998 Financial Plan, and do not begin to materially affect the out-year projections until the State's 1999-2000 fiscal year.

                  The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results could differ materially and adversely from projections and those projections may be changed materially and adversely from time to time.

                  The State closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion for its 1995-1996, 1996-1997 and 1997-1998 fiscal years, respectively. The 1998-1999 budget gap was projected at $1.68 billion (before the application of any assumed efficiencies) in the out-year projections submitted to the Legislature in February 1997. As a result of changes made in the adopted budget, the 1998-1999 gap is now expected by the State to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. The revised expectations for the 1998- 1999 fiscal year reflect the loss of $1.4 billion in surplus resources from 1996-1997 operations that are being utilized to finance current year spending,


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                                      -32-
an incremental effect of approximately $300 million in legislated State and local tax reductions in the out-year and other factors.

                  In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurrent revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

                  Other actions taken in the 1997-1998 adopted budget add further pressure to future State budget balance. For example, the fiscal effects of tax reductions adopted in the 1997-1998 budget are projected to grow more substantially beyond the 1998-1999 fiscal year. The full annual cost of the enacted tax reduction package is estimated by the State at approximately $4.8 billion when fully effective in State fiscal year 2001-2002. In addition, the 1997-1998 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-2002. These spending commitments are subject to annual appropriation.

                  On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001- 2002 State fiscal year could grow to nearly $12 billion.

                  In recent years, the State has failed to adopt a budget prior to the beginning of this fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

                  On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness.

                  Litigation. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the


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




State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced 1997-98 State Financial Plan.

                  The claims involving the City other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation arise out of alleged constitutional violations, torts, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1998-2001 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1996 amounted to approximately $2.8 billion.


Virginia Trust

                  Virginia Risk Factors. Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia municipal securities.

                  Bonds in the Virginia Trust may include primarily debt obligations of the subdivisions of the Commonwealth of Virginia issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors as to the credit of the State or its political subdivision discussed herein may not be relevant to the Virginia Trust.


                  To the extent bonds of the Commonwealth of Virginia are included in the Virginia Issues, information on the financial condition of the Commonwealth is noted. The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget. The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector (including defense), agriculture, mining and tourism. Defense installations are concentrated in Northern Virginia, the location of the Pentagon, and the Hampton Roads area, including the Cities of Newport News, Hampton, Norfolk and Virginia Beach, the locations of, among other installations, the Army Transportation Center (Ft. Eustis), the Langley Air Force Base, Norfolk Naval Base and the Oceana Naval Air Station, respectively. Any substantial reductions in defense spending generally or in particular areas, including base closings, could adversely affect the state and local economies.


                  The Commonwealth currently has a Standard & Poor's rating of AAA and a Moody's rating of Aaa on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

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



                  General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

                  Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.


                  Virginia municipal securities that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. See "Objectives". Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.





                                 PUBLIC OFFERING


                  Offering Price. The secondary market Public Offering Price per Unit of each Trust is computed by adding a sales charge to the aggregate bid price of the Bonds in such Trust divided by the number of Units thereof outstanding. The method used by the Evaluator for computing the sales charge for secondary market purchases shall be based upon the number of years remaining to maturity of each Bond in the portfolio. Bonds will be deemed to mature on their stated maturity dates unless bonds have been called for redemption, funds have been placed in escrow to redeem them on an earlier call date or are subject to a "mandatory put," in which case the maturity will be deemed to be such other date.


                  The table below sets forth the various sales charges based on the length of maturity of each Bond:



                                                        As Percent of Public
Time to Maturity                                           Offering Price
---------------                                          -------------------
less than 6 months                                               0%


82600.8
                                      -35-

6 mos. to 1 year                                                 1%
over 1 yr. to 2 yrs.                                             1 1/2%
over 2 yrs. to 4 yrs.                                            2 1/2%
over 4 yrs. to 8 yrs.                                            3 1/2%
over 8 yrs. to 15 yrs.                                           4 1/2%
over 15 years                                                    5 1/2%


                  A proportionate share of accrued interest on the Bonds to the expected date of settlement for the Units is added to the Public Offering Price. Accrued interest is the accumulated and unpaid interest on Bonds from the last day on which interest was paid and is initially accounted for daily by each Trust at the daily rate set forth under "Summary of Essential Information" for each Trust in Part A of this Prospectus. This daily rate is net of estimated fees and expenses. The secondary market Public Offering Price can vary on a daily basis from the amount stated on the cover of Part A of this Prospectus in accordance with fluctuations in the prices of the Bonds. The price to be paid by each investor will be computed on the basis of an evaluation made as of the day the Units are purchased. The aggregate bid price evaluation of the Bonds is determined in the manner set forth under "Trustee Redemption."

                  The Evaluator may obtain current prices for the Bonds from investment dealers or brokers (including the Sponsors) that customarily deal in tax-exempt obligations or from any other reporting service or source of information which the Evaluator deems appropriate.


                  Accrued Interest. An amount of accrued interest which represents accumulated unpaid or uncollected interest on a bond from the last day on which interest was paid thereon will be added to the Public Offering Price and paid by the Certificateholder at the time Units are purchased. Since each Trust normally receives the interest on the Bonds twice a year and the interest on the Bonds is accrued on a daily basis (this daily rate is net of estimated fees and expenses), each Trust will always have an amount of interest earned but uncollected by, or unpaid to, the Trustee. A Certificateholder will not recover his proportionate share of accrued interest until the Units of a Trust are sold or redeemed, or such Trust is terminated. At that time, the Certificateholder will receive his proportionate share of the accrued interest computed to the settlement date in the case of sale or termination and to the date of tender in the case of redemption.

                  Employee Discounts. Employees (and their families) of Reich & Tang Distributors, Inc. (and its affiliates) and of any underwriter of any Trust, pursuant to employee benefit arrangements, may purchase Units of a State Trust at a price equal to the bid side evaluation of the underlying securities in such State Trust divided by the number of Units outstanding plus a reduced sales charge. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

                  Distribution of Units. Certain banks and thrifts will make Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the


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



banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                  The Sponsor intends to qualify the Units of each State Trust for sale in only the State for which such Trust is named and certain other states through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to $33.00 per Unit, subject to the Sponsor's right to change the dealers' concession from time to time. In addition, for transactions of 1,000,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor reserves the right to change the discounts from time to time.


                  Sponsor's Profits. The Sponsor will receive a gross commission on all Units sold in the secondary market equal to the applicable sales charge in each transaction (see "Offering Price"). In addition, in maintaining a market for the Units (see "Sponsor Repurchase"), the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.


                  Participants in the "Total Reinvestment Plan" can designate a broker as the recipient of a dealer concession (see "Total Reinvestment Plan").


                  Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price. The secondary market Public Offering Price of Units of each State Trust will be determined on the basis of the current bid prices of the Bonds in such State Trust plus the applicable sales charge. Value at which Units may be resold in the secondary market or redeemed will be determined on the basis of the current bid prices of such Bonds without any sales charge. On the Evaluation Date, the Public Offering Price per Unit of each State Trust (based on the bid price of the Bonds in such State Trust plus the sales charge) each exceeded the Repurchase and Redemption Price per Unit (based upon the bid price of the Bonds in each State Trust without the sales charge) by the amounts shown under "Summary of Essential Information" for each State Trust in Part A of this Prospectus. For this reason, among others (including fluctuations in the market prices of such Bonds and the fact that the Public Offering Price includes the applicable sales charge), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid for such Units.



            ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN
            -------------------------------------------------------

                  The rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

                  Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in a Trust's portfolio in accordance with accepted bond

82600.8
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



practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in each Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of each Trust); and (3) reducing the average yield for the portfolio of each Trust in order to reflect estimated fees and expenses of that Trust and the maximum sales charge paid by Certificateholders. The resulting Estimated Long Term Return represents a measure of the return to Certificateholders earned over the estimated life of each Trust. The Estimated Long Term Return as of the day prior to the Evaluation Date is stated for each Trust under "Summary of Essential Information" in Part A.

                  Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolios of each Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. On the day prior to the Evaluation Date, the Estimated Net Annual Interest Income per Unit divided by the Public Offering Price resulted in the Estimated Current Return stated for each Trust under "Summary of Essential Information" in Part A.

                  The Estimated Net Annual Interest Income per Unit of each Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to each Trust and with the redemption, maturity, sale or other disposition of the Bonds in each Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future.

                  A schedule of cash flow projections is available from the Sponsor upon request.


                          RIGHTS OF CERTIFICATEHOLDERS
                          ----------------------------


                  Certificates. Ownership of Units of each State Trust is evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates may be issued in denominations of one or more Units and will bear appropriate notations on their faces indicating which plan of distribution has been selected by the Certificateholder. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and/or accompanied by a written instrument or instrument of transfer. Although no such charge is presently made or contemplated, the Trustee may require a Certificateholder to pay $2.00 for each Certificate reissued or transferred and any governmental charge that may be imposed in connection with each such transfer or interchange. Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred.


                  Interest and Principal Distributions. Interest received by each State Trust is credited by the Trustee to the Interest Account of such Trust and a deduction is made to reimburse the Trustee without interest for any amounts previously advanced. Proceeds representing principal received by each

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                                      -38-

State Trust from the maturity, redemption, sale or other disposition of Bonds are credited to the Principal Account of such State Trust.

                  Distributions to each Certificateholder of each State Trust from the Interest Account of such State Trust are computed as of the close of business on each Record Date for the following Payment Date and consist of an amount substantially equal to one-twelfth, one-half or all of such Certificateholder's pro rata share of the Estimated Net Annual Interest Income in such Interest Account, depending upon the applicable plan of distribution. Distributions from the Principal Account of each State Trust will be computed as of each semi-annual Record Date, and will be made to the Certificateholders of such State Trust on or shortly after the next semi-annual Payment Date. Proceeds representing principal received from the disposition of any of the Bonds between a Record Date and a Payment Date which are not used for redemptions of Units will be held in the appropriate Principal Account and not distributed until the second succeeding semi-annual Payment Date. No distributions will be made to Certificateholders electing to participate in the Total Reinvestment Plan, except as provided thereunder. Persons who purchase Units between a Record Date and a Payment Date will receive their first distribution on the second Payment Date after such purchase.

                  Because interest payments are not received by the State Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a given Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee will advance sufficient funds as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for these advances to the Interest Account. Funds which are available for future distributions, investment in the Total Reinvestment Plan, payments of expenses and redemptions are in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

                  As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

                  The estimated monthly, semi-annual or annual interest distribution per Unit of each State Trust initially will be in the amounts shown under "Summary of Essential Information" in Part A and will change and be reduced as Bonds mature or are redeemed, exchanged or sold, or as expenses of each State Trust fluctuate. No distribution need be made from a Principal Account until the balance therein is an amount sufficient to distribute $1.00 per Unit.


                  Distribution Elections. Interest is distributed monthly, semi-annually or annually, depending upon the distribution applicable to the Unit Purchased. Record Dates for interest distributions will be the first day of each month for monthly distributions, the first day of each June and December for semi-annual distributions and the first day of each December for annual


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                                      -39-
distributions. Payment Dates will be the fifteenth day of each month following the respective Record Dates. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Every October each Certificateholder may change his distribution election by notifying the Trustee in writing of such change between October 1 and November 1 of each year. (Certificateholders deciding to change their election should contact the Trustee by calling the number listed on the back cover hereof for information regarding the procedures that must be followed in connection with this written notification of the change of election.) Failure to notify the Trustee on or before November 1 of each year will result in a continuation of the plan for the following 12 months.

                  Records. The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Certificateholder of record of a State Trust, a statement showing (a) as to the Interest Account of such State Trust: interest received (including any earned original issue discount and amounts representing interest received upon any disposition of Bonds and earned original discount, if any), amounts paid for redemption of Units, if any, deductions for applicable taxes and fees and expenses of such State Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (b) as to such State Trust's Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing accrued interest), deductions for payments of applicable taxes and fees and expenses of such State Trust, amounts paid for redemption of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (c) a list of the Bonds held in such State Trust and the number of Units thereof outstanding on the last business day of such calendar year; (d) the Redemption Price per Unit of such State Trust based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Certificateholders of such State Trust during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.


                  The Trustee shall keep available for inspection by Certificateholders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Certificateholders, Certificates issued or held, a current list of Bonds in the portfolio and a copy of the Trust Agreement.


                                   TAX STATUS
                                   ----------


                  All Bonds acquired by the State Trusts were accompanied by copies of opinions of bond counsel to the issuing governmental authorities given at the time of original delivery of the Bonds to the effect that the interest thereon is exempt from regular federal income tax and from the respective State income taxes. Such interest may, however, be subject to the federal alternative minimum tax and to state and local taxes in other jurisdictions.


82600.8
                                      -40-

Neither the Sponsor nor the Trustee nor their respective counsel have made any review of the proceedings relating to the issuance of the Bonds or the bases for such opinions and express no opinion as to these matters, and neither the Trustee nor the Sponsor nor their respective counsel have made an independent examination or verification that the federal income tax status of the Bonds has not been altered since the time of the original delivery of those opinions.

                  In rendering the opinion set forth below, counsel has examined the Agreement, the final form of Prospectus dated the date hereof (the "Prospectus") and the documents referred to therein, among others, and has relied on the validity of said documents and the accuracy and completeness of the facts set forth therein.

                  In the opinion of Battle Fowler LLP, counsel for the Sponsor, under existing law:

                  The State Trusts are not associations taxable as corporations for federal income tax purposes under the Internal Revenue Code of 1986 (the "Code"), and income received by each State Trust that consists of interest excludable from federal gross income under the Code will be excludable from the federal gross income of the Certificateholders of such State Trust.

                  Each Certificateholder of a State Trust will be considered the owner of a pro rata portion of that State Trust under Section 676(a) of the Code. Thus, each Certificateholder of a State Trust will be considered to have received his pro rata share of Bond interest when it is received by the State Trust, and the entire amount of net income distributable to Certificateholders of a State Trust that is exempt from federal income tax when received by that State Trust will constitute tax-exempt income when received by the Certificateholders.


                  Gain (other than any earned original issue discount) realized on sale or redemption of the Bonds or on sale of a Unit is, however, includible in gross income for federal income tax purposes, generally as capital gain, although gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be mid-, long- or short-term gain depending on the facts and circumstances. Capital losses are deductible to the extent of capital gains; in addition, up to $3,000 of capital losses of non-corporate Certificateholders may be deducted against ordinary income. Capital assets held by individuals will qualify for mid-term or long-term capital gain treatment if held for more than 12 months or more than 18 months, respectively, and will be subject to reduced tax rates of 28% and 20%, respectively, rather than the "regular" maximum tax rate of 39.6%.


                  Each Certificateholder of a State Trust will realize taxable gain or loss when that State Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity), as if the Certificateholder had directly disposed of his pro rata share of such Bond. The gain or loss is measured by the difference between (i) the tax cost of such pro rata share and (ii) the amount received therefor. The Certificateholder's tax cost for each Bond is determined by allocating the total tax cost of each Unit among all the Bonds held in

82600.8
                                      -41-
         the State Trust (in accordance with the portion of the State Trust comprised by each Bond). In order to determine the amount of taxable gain or loss, the Certificateholder's amount received is similarly allocated at that time. The Certificateholder may exclude from the amount received any amounts that represent accrued interest or the earned portion of any original issue discount but may not exclude amounts attributable to market discount. Thus, when a Bond is disposed of by State Trust at a gain, taxable gain will equal the difference between (i) the amount received and (ii) the amount paid plus any original issue discount (limited, in the case of Bonds issued after June 8, 1980, to the portion earned from the date of acquisition to the date of disposition). Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. No deduction is allowed for the amortization of bond premium on tax-exempt bonds, such as the Bonds, in computing regular federal income tax.

                  Discount generally accrues based on the principle of compounding of accrued interest, not on a straight-line or ratable method, with the result that the amount of earned original issue discount is less in the earlier years and more in the later years of a bond term. The tax basis of a discount bond is increased by the amount of accrued, tax-exempt original issue discount thus determined. This method of calculation will produce higher capital gains (or lower losses) to a Certificateholder, as compared to the results produced by the straight-line method of accounting for original issue discount, upon an early disposition of a Bond by a State Trust or of a Unit by a Certificateholder.

                  A Certificateholder may also realize taxable income or loss when a Unit of a State Trust is sold or redeemed. The amount received is allocated among all the Bonds in that State Trust in the same manner as when the State Trust disposes of Bonds, and the Certificateholder may exclude accrued interest and the earned portion of any original issue discount (but not amounts attributable to market discount). The return of a Certificateholder's tax cost is otherwise a tax-free return of capital.

                  A portion of Social Security benefits is includible in gross income for taxpayers whose "modified adjusted gross income" combined with a portion of their benefits exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits that are includible in gross income and determining whether an individual's income exceeds the base amount above which a portion of the benefits would be subject to tax.


                  Corporate Certificateholders are required to include in federal corporate alternative minimum taxable income 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds alternative minimum taxable income (determined without regard to this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest.



82600.8
                                      -42-

                  Under federal law, interest on Bonds in each State Trust issued by authority of the Government of Puerto Rico is exempt from regular federal income tax and state and local income taxes in the United States and Puerto Rico.

                  The State Trusts are not subject to the New York State Franchise Tax on Business Corporations or the New York City General Corporation Tax.


                  Messrs. Battle Fowler LLP are also of the opinion that under the personal income tax laws of the State and City of New York, the income of each State Trust will be treated as the income of the Certificateholders. Interest on the Bonds that is exempt from tax under the laws of the State and City of New York when received by the New York Trust will retain its status as tax-exempt interest of the Certificateholders. In addition, non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of New York State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or New York City resident should determine his basis and holding period for his Units in the same manner for New York State and New York City tax purposes as for federal tax purposes. For corporations doing business in New York State, interest earned on state and municipal obligations that are exempt from federal income tax, including obligations of New York State, its political subdivisions and instrumentalities, must be included in calculating New York State and New York City entire net income for purposes of computing New York State and New York City franchise (income) tax.

                  The exemption of interest on municipal obligations for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. The laws of such states and local governments vary with respect to the taxation of such obligations. See "Rights of Certificateholders" in this Part B.

                  In the opinion of Brown & Wood LLP, special counsel to the Sponsor for California tax matters, under existing California law applicable to individuals who are California residents:


                  The California Trust will not be treated as an association taxable as a corporation, and the income of the California Trust will be treated as the income of the Certificateholders. Accordingly, interest on Bonds received by the California Trust that is exempt from personal income taxes imposed by or under the authority of the State of California will be treated for California income tax purposes in the same manner as if received directly by the Certificateholders.

                  Each Certificateholder of the California Trust will recognize gain or loss when the California Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or upon the Certificateholder's sale or other disposition of a Unit. The amount of gain or loss for California income tax purposes will generally be calculated pursuant to the Internal Revenue Code of 1986, as amended, certain provisions of which are incorporated by reference under California law.

In the opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., special counsel to the Sponsors for Florida tax matters, under existing Florida law:


82600.8
                                      -43-

                  1. The Florida Trust will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities.

                  2. Because Florida does not impose a personal income tax, non-corporate Certificateholders of Units of the Florida Trust will not be subject to any Florida income taxes with respect to (i) amounts received by the Florida Trust on the Bonds it holds; (ii) amounts which are distributed by the Florida Trust to non-corporate Certificateholders of the Florida Trust; or (iii) any gain realized on the sale or redemption of Bonds by the Florida Trust or of a Unit of the Florida Trust by a noncorporate Certificateholder. However, corporations (including limited liability companies) as defined in Chapter 220, Florida Statutes (1995), as amended, which are otherwise subject to Florida income taxation will be subject to tax on their respective share of any income and gain realized by the Florida Trust and on any gain realized on the sale or redemption of Units of the Florida Trust by the corporate Certificateholder.

                  3. The Units will be subject to Florida estate taxes only if held by Florida residents, or if held by non-residents deemed to have business situs in Florida. The Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code of 1986, as amended.

                  4. Bonds issued by the State of Florida or its political subdivisions are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes (1995), as amended. Bonds issued by the Government of Puerto Rico or by the Government of Guam, or by their authority, are exempt by Federal statute from taxes such as the Florida intangible personal property tax. Thus, the Florida Trust will not be subject to Florida intangible personal property tax on any Bonds in the Florida Trust issued by the State of Florida or its political subdivisions, by the Government of Puerto Rico or by its authority or by the Government of Guam or by its authority. In addition, the Units of the Florida Trust will not be subject to the Florida intangible personal property tax if the Florida Trust invests solely in such Florida, Puerto Rico or Guam debt obligations.

                  In the opinion of Hunton & Williams, special counsel to the Sponsors for Virginia tax matters, under existing Virginia law applicable to individuals who are Virginia residents and assuming that the Virginia Trust is a grantor trust under the grantor trust rules of Sections 671-679 of the Code:

                  The Virginia Trust will be taxable as a grantor trust for Virginia income tax purposes with the result that income of the Virginia Trust will be treated as income of the Certificateholders of the Virginia Trust. Consequently, the Virginia Trust will not be subject to any income or corporate franchise tax imposed by the Commonwealth of Virginia, or its subdivisions, agencies or instrumentalities.

                  Interest on the Bonds in the Virginia Trust that is exempt from Virginia income tax when received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.

                  A Certificateholder of the Virginia Trust will realize a taxable event when the Virginia Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the

82600.8
                                      -44-

         Certificateholder redeems or sells his Units, and taxable gain for Federal income tax purposes may result in taxable gain for Virginia income tax purposes. Certain Bonds, however, may have been issued under Acts of the Virginia General Assembly which provide that all income from such Bond, including any profit from the sale thereof, shall be free from all taxation by the Commonwealth of Virginia. To the extent that any such profit is exempt from Virginia income tax, any such profit received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.

                  In the case of Bonds that are industrial revenue bonds ("IRBs") or certain types of private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a "substantial user" of the facilities financed by the proceeds of such Bonds or by a "related person" thereof within the meaning of the Code. Therefore, interest on any such Bonds allocable to a Certificateholder who is such a "substantial user" or "related person" thereof will not be tax-exempt. Furthermore, in the case of IRBs that qualify for the "small issue" exemption, the "small issue" exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an owner or principal user (or related person) of the facilities exceeds $40,000,000. In the case of IRBs issued under the $10,000,000 "small issue" exemption, interest on such IRBs will become taxable if the face amount of such IRBs plus certain capital expenditures exceeds $10,000,000.

                  In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt IRBs, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

                  Interest on indebtedness incurred or continued to purchase or carry the Units is not deductible for regular federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Also, in the case of certain financial institutions that acquire Units, in general no deduction is allowed for interest expense allocable to the Units.

                  From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations similar to the Bonds in the State Trusts, and it can be expected that similar proposals may be introduced in the future.

                  In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not

82600.8
                                      -45-
registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

                  The opinions of bond counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own tax advisors for advice with respect to the effect of any legislative changes.


                                    LIQUIDITY
                                    ---------


                  Sponsor Repurchase. The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units of each State Trust and continuously to offer to repurchase the Units of the Trusts. The Sponsor's secondary market repurchase price will be based on the aggregate bid price of the Bonds in each State Trust portfolio, determined by the Evaluator on a daily basis, and will be the same as the redemption price. (See "Trustee Redemption.") Certificateholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The Sponsor may discontinue repurchases of Units of a State Trust if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which Certificates representing Units of a State Trust are physically received in proper form by the Sponsor, Reich & Tang Distributors, Inc., 600 Fifth Avenue, New York, N.Y. 10020. Units received after 4:00 p.m., New York Time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units of a State Trust, a Certificateholder may be able to dispose of Units only by tendering them to the Trustee for redemption.

                  Prospectuses relating to certain other bond trusts indicate an intention by the Sponsor, subject to change, to repurchase units of those funds on the basis of a price higher than the bid prices of the Bonds in the Trusts. Consequently, depending upon the prices actually paid, the secondary market repurchase price of other trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of these State Trusts, although in all bond trusts, the purchase price per unit depends primarily on the value of the bonds in the trust portfolio.

                  Units purchased by the Sponsor in the secondary market may be re-offered for sale by the Sponsor at a price based on the aggregate bid price of the Bonds in a State Trust plus the applicable sales charge plus net accrued interest. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.


                  The Sponsor may, under certain circumstances, as a service to Certificateholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). For example, if in order to meet redemptions of Units the Trustee must dispose of Bonds, and if such disposition cannot be made by the redemption date (seven calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be

82600.8
                                      -46-
made by payment to the Certificateholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.


                  Trustee Redemption. Units may also be tendered to the Trustee for redemption at its corporate trust office as set forth in Part A of this Prospectus, upon proper delivery of Certificates representing such Units and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.


                  Certificates representing Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in the case of lost, stolen or mutilated Certificates). Thus, redemptions of Units cannot be effected until Certificates representing such Units have been delivered by the person seeking redemption. (See "Certificates.") Certificateholders must sign exactly as their names appear on the faces of their Certificates. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

                  Within three business days following a tender for redemption, the Certificateholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that, with respect to Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

                  Accrued interest paid on redemption shall be withdrawn from the appropriate Interest Account, or, if the balance therein is insufficient, from the appropriate Principal Account. All other amounts paid on redemption shall be withdrawn from the appropriate Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemptions. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds in a State Trust are sold, the size and diversity of such Trust will be reduced.

                  The Redemption Price per Unit of a State Trust is the pro rata share of each Unit in such State Trust determined by the Trustee on the basis of
(i) the cash on hand in such Trust or monies in the process of being collected,
(ii) the value of the Bonds in such State Trust based on the bid prices of such Bonds and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such State Trust, (b) the accrued expenses of such State Trust and (c) cash allocated for distribution to Certificateholders of record of such State Trust as of the business day prior to the evaluation being made. The Evaluator may determine the value of the Bonds in such State Trust for purposes of redemption (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by such State Trust, (2) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available,
(3) by determining the value of the Bonds by appraisal, or (4) by any combination of the above.


82600.8
                                      -47-

                  The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Certificateholder at prices which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

                  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

                  A Certificateholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.


                             TOTAL REINVESTMENT PLAN
                             -----------------------

                  Under the Total Reinvestment Plan (the "Plan"), semi-annual and annual Certificateholders may elect to have all interest and principal distributions, if any, with respect to their Units reinvested either in units of various series of "Municipal Securities Trust"* which will have been created shortly before each semi-annual or annual Payment Date (a "Primary Series") or, if units of a Primary Series are not available, in units of a previously formed series of the Trust which have been repurchased by the Sponsor in the secondary market, including the Units being offered hereby (a "Secondary Series") (Primary Series and Secondary Series are hereafter collectively referred to as "Available Series"). June 15 and December 15 of each year in the case of semi-annual Certificateholders and December 15 of each year in the case of annual Certificateholders are "Plan Reinvestment Dates."

                  Under the Plan (subject to compliance with applicable blue sky laws), fractional units ("Plan Units") will be purchased from the Sponsor at a price equal to the aggregate offering price per Unit of the bonds in the Available Series portfolio during the initial offering of the Available Series or at the aggregate bid price per Unit of the Available Series if its initial

-------------------------
* Certificateholders of a particular State Trust of the Multi-State Trust who participate in the Plan will have reinvestments made in Units from the same State Trust of a similar Multi-State Trust if such Units are available. If no such Units are available for reinvestment, distributions to Certificateholders will be reinvested in Units of regular series of Municipal Securities Trust, the income earned on which may not be exempt from state and local income taxes.


82600.8
                                      -48-
offering has been completed, plus a sales charge equal to 3.627% of the net amount invested in such bonds or 3-1/2% of the Reinvestment Price per Plan Unit, plus accrued interest, divided by one hundred (the "Reinvestment Price per Plan Unit"). All Plan Units will be sold at this reduced sales charge of 3-1/2% in comparison to the regular sales charge levied on primary and secondary market sales of Units in any series of "Municipal Securities Trust." Participants in the Plan will have the opportunity to designate, in the Authorization Form for the Plan, the name of a broker to whom the Sponsor will allocate a sales commission of 1-1/2% of the Reinvestment Price per Plan Unit, payable out of the 3-1/2% sales charge. If no such designation is made, the Sponsor will retain the sales commission.

                  Under the Plan, the entire amount of a participant's income and principal distributions will be reinvested. For example, a Certificateholder who is entitled to receive $130.50 interest income from the Trust would acquire
13.05 Plan Units assuming that the Reinvestment Price per Plan Unit, plus accrued interest, approximated $10 (Ten Dollars).

                  A semi-annual or annual Certificateholder may join the Plan at the time he invests in Units of the State Trust or any time thereafter by delivering to the Trustee an Authorization Form which is available from brokers or the Sponsor. In order that distributions may be reinvested on a particular Plan Reinvestment Date, the Authorization Form must be received by the Trustee not later than the 15th day of the month preceding such date. Authorization Forms not received in time for a particular Plan Reinvestment Date will be valid only for the second succeeding Plan Reinvestment Date. Similarly, a participant may withdraw from the program at any time by notifying the Trustee (see below). However, if written confirmation of withdrawal is not given to the Trustee prior to a particular distribution, the participant will be deemed to have elected to participate in the Plan with respect to that particular distribution and his withdrawal would become effective for the next succeeding distribution.

                  Once delivered to the Trustee, an Authorization Form will constitute a valid election to participate in the Plan with respect to Units purchased in the Trust (and with respect to Plan Units purchased with the distributions from the Units purchased in the State Trust) for each subsequent distribution as long as the Certificateholder continues to participate in the Plan. However, if an Available Series should materially differ from the Trust in the opinion of the Sponsor, the authorization will be voided and participants will be provided with both a notice of the material change and a new Authorization Form which would have to be returned to the Trustee before the Certificateholder would again be able to participate in the Plan. The Sponsor anticipates that a material difference which would result in a voided authorization would include such facts as the inclusion of bonds in the Available Series portfolio, the interest income on which was not exempt from all Federal income tax, or the inclusion of bonds which were not rated "A" or better by either Standard & Poor's Corporation or Moody's Investors Service, Inc. on the date such bonds were initially deposited in the Available Series portfolio.

                  The Sponsor has the option at any time to use units of a Secondary Series to fulfill the requirements of the Plan in the event units of a Primary Series are not available either because a Primary Series is not then in existence or because the registration statement relating thereto is not declared effective in sufficient time to distribute final prospectuses to Plan participants (see below). It should be noted that there is no assurance that the quality and diversification of the Bonds in any Available Series or the estimated current return thereon will be similar to that of this Trust.

82600.8
                                      -49-

                  It is the Sponsor's intention that Plan Units will be offered on or about each semi-annual and annual Record Date for determining who is eligible to receive distributions on the related Payment Date. Such Record Dates are June 1 and December 1 of each year for semi-annual Certificateholders, and December 1 of each year for annual Certificateholders. On each Record Date the Sponsor will send a current Prospectus relating to the Available Series being offered for the next Plan Reinvestment Date along with a letter which reminds each participant that Plan Units are being purchased for him as part of the Plan unless he notifies the Trustee in writing by that Plan Reinvestment Date that he no longer wishes to participate in the Plan. In the event a Primary Series has not been declared effective in sufficient time to distribute a final Prospectus relating thereto and there is no Secondary Series as to which a registration statement is currently effective, it is the Sponsor's intention to suspend the Plan and distribute to each participant his regular semi-annual or annual distribution. If the Plan is so suspended, it will resume in effect with the next Plan Reinvestment Date, assuming units of an Available Series are then being offered.

                  To aid a participant who might desire to withdraw either from the Plan or from a particular distribution, the Trustee has established a toll free number (see below) for participants to use for notification of withdrawal, which must be confirmed in writing prior to the Plan Reinvestment Date. Should the Trustee be so notified, it will make the appropriate cash disbursement. Unless the withdrawing participant specifically indicates in his written confirmation that (a) he wishes to withdraw from the Plan for that particular distribution only, or (b) he wishes to withdraw from the Plan for less than all units of each series of "Municipal Securities Trust" which he might then own (and specifically identifies which series are to continue in the Plan), he will be deemed to have withdrawn completely from the Plan in all respects. Once a participant withdraws completely, he will only be allowed to again participate in the Plan by submitting a new Authorization Form. A sale or redemption of a portion of a participant's Plan Units will not constitute a withdrawal from the Plan with respect to the remaining Plan Units owned by such participant.

                  Unless a Certificateholder notifies the Trustee in writing to the contrary, each semi-annual and annual Certificateholder who has acquired Plan Units will be deemed to have elected the semi-annual and annual plan of distribution, respectively, and to participate in the Plan with respect to distributions made in connection with such Plan Units. (Should the Available Series from which Plan Units are purchased for the account of an annual Certificateholder fail to have an annual distribution plan, such Certificateholder will be deemed to have elected the semi-annual plan of distribution, and to participate in the Plan with respect to distributions made, in connection with such Plan Units.) A participant who subsequently desires to have distributions made with respect to Plan Units delivered to him in cash may withdraw from the Plan with respect to such Plan Units and remain in the Plan with respect to units acquired other than through the Plan. Assuming a participant has his distributions made with respect to Plan Units reinvested, all such distributions will be accumulated with distributions generated from the Units of the Trust used to purchase such additional Plan Units. However, distributions related to units in other series of "Municipal Securities Trust" will not be accumulated with the foregoing distributions for Plan purchases. Thus, if a person owns units in more than one series of "Municipal Securities Trust" (which are not the result of purchases under the Plan), distributions with respect thereto will not be aggregated for purchases under the Plan.


82600.8
                                      -50-

                  Although not obligated to do so, the Sponsor intends to maintain a market for the Plan Units and continuously to offer to purchase Plan Units at prices based upon the aggregate offering price of the Bonds in the Available Series portfolio during the initial offering of the Available Series, or at the aggregate bid price of the Bonds of the Available Series of its initial offering has been completed. The Sponsor may discontinue such purchases at any time. The aggregate bid price of the underlying bonds may be expected to be less than the aggregate offering price. In the event that a market is not maintained for Plan Units, a participant desiring to dispose of his Plan Units may be able to do so only by tendering such Plan Units to the Trustee for redemption at the Redemption Price of the full units in the Available Series corresponding to such Plan Units, which is based upon the aggregate bid price of the underlying bonds as described in the "Municipal Securities Trust" Prospectus for the Available Series in question. If a participant wishes to dispose of his Plan Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee.

                  Any participant may tender his Plan Units for redemption to the Available Series Trust. Participants may redeem Plan Units by making a written request to the Trustee at the address set forth in Part A, on the Redemption Form supplied by the Trustee. The redemption price per Plan Unit will be determined as set forth in the "Municipal Securities Trust" Prospectus of the Available Series from which such Plan Unit was purchased following receipt of the request and adjusted to reflect the fact that it relates to a Plan Unit. There is no charge for the redemption of Plan Units.

                  The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Plan Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor will purchase any Plan Units tendered to the Trustee for redemption by making payment therefor to the Certificateholder in an amount not less than the redemption price for such Plan Units on the date of tender not later than the day on which such Plan Units otherwise would have been redeemed by the Trustee.

                  Participants in the Plan will not receive individual certificates for their Plan Units unless the amount of Plan Units accumulated represents the principal amount of bonds per Unit for the Available Series and, in such case, a written request for certificates is made to the Trustee. All Plan Units will be accounted for by the Trustee on a book entry system. Each time Plan Units are purchased under the Plan, a participant will receive a confirmation stating his cost, number of Units purchased and estimated current return. Questions regarding a participant's statements should be directed to the Trustee by calling the Trustee at the number set forth under "Summary of Essential Information" in Part A of this Prospectus.

                  All expenses relating to the operation of the Plan are borne by the Sponsor. Both the Sponsor and the Trustee reserve the right to suspend, modify or terminate the Plan at any time for any reason, including the right to suspend the Plan if the Sponsor is unable or unwilling to establish a Primary Series or is unable to provide Secondary Series Units. All participants will receive notice of any such suspension, modification or termination.


                              TRUST ADMINISTRATION
                              --------------------


                  Portfolio Supervision. The Sponsor may direct the Trustee to dispose of Bonds in a State Trust upon (i) default in payment of principal or interest on such Bonds, (ii) institution of certain legal proceedings with


82600.8
                                      -51-
respect to the issuers of such Bonds, (iii) default under other documents adversely affecting debt service on such Bonds, (iv) default in payment of principal or interest on other obligations of the same issuer or guarantor, (v) with respect to revenue Bonds, decline in revenues and income of any facility or project below the estimated levels calculated by proper officials charged with the construction or operation of such facility or project, or (vi) decline in price or the occurrence of other market or credit factors that in the opinion of the Sponsor would make the retention of such Bonds in such State Trust detrimental to the interests of the Certificateholders. If a default in the payment of principal or interest on any of the Bonds occurs and if the Sponsor fails to instruct the Trustee to sell or hold such Bonds, the Trust Agreement provides that the Trustee may sell such Bonds.


                  The Sponsor is authorized by the Trust Agreement to direct the Trustee to accept or reject certain plans for the refunding or refinancing of any of the Bonds. Any bonds received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as the Bonds originally deposited. Within five days after such deposit in a State Trust, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder of such Trust registered on the books of the Trustee, including an identification of the Bonds eliminated and the Bonds substituted therefor. Except as previously stated in the discussion regarding Failed Bonds, the acquisition by a State Trust of any securities other than the Bonds initially deposited is prohibited.


                  Trust Agreement, Amendment and Termination. The Trust Agreement may be amended by the Trustee, the Sponsor and the Evaluator without the consent of any of the Certificateholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Certificateholders.


                  The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of the holders of Certificates evidencing 66-2/3% of the Units then outstanding of each State Trust affected by such amendment for the purpose of modifying the rights of Certificateholders; provided that no such amendment or waiver shall reduce any Certificateholder's interest in a State Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Certificates. The Trust Agreement may not be amended, without the consent of the holders of all Certificates in a State Trust then outstanding, to increase the number of Units issuable by such State Trust or to permit the acquisition of any bonds in addition to or in substitution for those initially deposited in such State Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Certificateholders, in writing, of the substance of any such amendment.

                  The Trust Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Bonds held in such State Trust, but in no event is it to continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Trust Agreement. If the value of a State Trust shall be less than the minimum amount set forth under "Summary of Essential Information in Part A" for such State Trust, the Trustee may, in its discretion, and shall when so directed by the Sponsor, terminate such State Trust. Each State Trust may also be terminated at any time with the consent of the holders of

82600.8
                                      -52-

Certificates representing 100% of the Units of such State Trust then outstanding. In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Certificateholders of such State Trust. Within a reasonable period after termination, the Trustee must sell any Bonds remaining in the terminated State Trust, and, after paying all expenses and charges incurred by such State Trust, distribute to each Certificateholder thereof, upon surrender for cancellation of his Certificate for Units, his pro rata share of the Interest and Principal Accounts of such State Trust.


                  The Sponsors. The Sponsor, Reich & Tang Distributors, Inc. ("Reich & Tang"), a Delaware corporation, is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang is also a registered investment adviser. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. The sole shareholder of the Sponsor, Reich & Tang Asset Management, Inc. ("RTAM Inc.") is wholly owned by NEIC Holdings, Inc. which, effective December 29, 1997, was wholly owned by NEIC Operating Partnership, L.P. ("NEICOP"). Subsequently, on March 31, 1998, NEICOP changed its name to Nvest Companies, L.P. ("Nvest"). The general partners of Nvest are Nvest Corporation and Nvest, L.P. Nvest, L.P. is owned approximately 99% by public unitholders and its general partner is Nvest Corporation. Nvest, with a principal place of business at 399 Boyston Street, Boston, MA 02116, is a holding company of firms engaged in the securities and investment advisory business. These affiliates in the aggregate are investment advisors or managers to over 80 registered investment companies. Reich & Tang is Sponsor (and Co-Sponsor, as the case may be) for numerous series of unit investment trusts, including New York Municipal Trust, Series 1 (and Subsequent Series), Municipal Securities Trust, Series 1 (and Subsequent Series), 1st Discount Series (and Subsequent Series), Multi-State Series 1 (and Subsequent Series), Mortgage Securities Trust, Series 1 (and Subsequent Series), Insured Municipal Securities Trust, Series 1 (and Subsequent Series) and 5th Discount Series (and Subsequent Series), Equity Securities Trust, Series 1, Signature Series, Gabelli Communications Income Trust (and Subsequent Series) and Schwab Trusts.

         Nvest Corporation is wholly owned by MetLife New England Holdings, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Effective December 30, 1997, MetLife owns approximately 47% of the limited partnership interests of Nvest.

         MetLife is a mutual life insurance company with assets of $297.6 billion at December 31, 1996. It is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which exceeded $1.6 trillion at December 31, 1996 for MetLife and its insurance affiliates. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


                  For certain other Trusts as set forth in the "Summary of Essential Information" in Part A, the Sponsors are Reich & Tang and Gruntal & Co., L.L.C., both of whom have entered into an Agreement Among Co-Sponsors pursuant to which both parties have agreed to act as Co-Sponsors for the Trust. Reich & Tang has been appointed by Gruntal & Co., L.L.C. as agent for purposes of taking any action required or permitted to be taken by the Sponsor under the Trust Agreement. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as

82600.8
                                      -53-
to which Sponsor shall act as sole Sponsor, then Reich & Tang shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor may be discharged under the Trust Agreement and a new Sponsor may be appointed or the remaining Sponsor may continue to act as Sponsor.

                  Gruntal & Co., L.L.C., a Delaware limited liability company, operates a regional securities broker/dealer from its main office in New York City and branch offices in nine states. The firm is very active in the marketing of investment companies and has signed dealer agreements with many mutual fund groups. Further, through its Syndicate Department, Gruntal & Co., L.L.C. has underwritten a large number of Closed-End Funds and has been Co-Manager on the following offerings: Cigna High Income Shares; Dreyfus New York Municipal Income, Inc.; Franklin Principal Maturity Trust and Van Kampen Merritt Limited Term High Income Trust. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


                  The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The Sponsor will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


                  The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor.

                  If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor; (b) terminate the Trust Agreement and liquidate the Trust; or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.


                  The Trustee. For certain of the State Trusts, as set forth in the "Summary of Essential Information" in Part A, the Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 (800) 428-8890 and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

                  The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of the Trust.



82600.8
                                      -54-

                  The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Bonds or Certificates in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or the Trusts which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds pursuant to the Trust Agreement.

                  For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Certificateholders."

                  The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Certificateholders. In such an event the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

                  Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any state and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.


                  The Evaluator. The Evaluator is Kenny S&P Evaluation Services, a business unit of J. J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. with main offices located at 65 Broadway, New York, New York 10006. The Evaluator is a wholly-owned subsidiary of McGraw-Hill, Inc. The Evaluator is a registered investment advisor and also provides financial information services.


                  The Trustee, the Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Certificateholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

82600.8
                                      -55-

                  The Evaluator may resign or may be removed by the Sponsor and Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the retiring Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                           TRUST EXPENSES AND CHARGES
                           --------------------------

                  At no cost to the State Trusts, the Sponsor has borne the expenses of creating and establishing the State Trusts, including the cost of initial preparation and execution of the Trust Agreement, registration of the State Trusts and the Units under the Investment Company Act of 1940 and the Securities Act of 1933, preparation and printing of the Certificates, legal and auditing expenses, advertising and selling expenses, initial fees and expenses of the Trustee and other out-of-pocket expenses. The fees of the Evaluator, however, incurred during the initial public offering are paid directly by the Trustee.

                  The Sponsor will not charge the State Trust a fee for its services as such. See "Sponsor's Profits."

                  The Trustee will receive for its ordinary recurring services to each State Trust an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Certificateholders."

                  The Evaluator will receive for each daily evaluation of the Bonds in the Trust a fee in the amount set forth under "Summary of Essential Information" in Part A, which fee shall be allocated pro rata among each State Trust.

                  The Trustee's and Evaluator's fees applicable to a State Trust are payable monthly as of the Record Date from such State Trust's Interest Account to the extent funds are available and then from such Trust's Principal Account. Both fees may be increased without approval of the Certificateholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

                  The following additional charges are or may be incurred by any or all of the State Trusts: all expenses (including counsel and auditing fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect a State Trust and the rights and interests of the Certificateholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a State Trust; indemnification of the Sponsor for any loss, liabilities and expenses incurred in acting as Sponsor of a State Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Bonds or any part of a State Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a

82600.8
                                      -56-
first lien on the State Trust to which such expenses are allocable. In addition, the Trustee is empowered to sell Bonds of a State Trust in order to make funds available to pay all expenses of such State Trust.

                  Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 per 1,000 Units. Certificateholders covered by the audit during the year may receive a copy of the audited financials upon request.


                     EXCHANGE PRIVILEGE AND CONVERSION OFFER
                     ---------------------------------------


                  Certificateholders will be able to elect to exchange any or all of their Units of this Trust for Units of one or more of any available series of Equity Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") subject to a reduced sales charge as set forth in the prospectus of the Exchange Trust (the "Exchange Privilege"). Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of an Exchange Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust subject to a reduced sales charge as set forth in the prospectus of the Conversion Trust (the "Conversion Offer"). Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the securities in the particular Trust portfolio. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. Units in an Exchange or Conversion Trust will be sold to the Certificateholder at a price based on the aggregate offer price of the securities in the Exchange or Conversion trust portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) during the initial public offering period of the Exchange or Conversion Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the securities in the Exchange or Conversion Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) and a reduced sales charge.

                  Except for Certificateholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, any purchaser who purchases Units under the Exchange Privilege or Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Certificateholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, the sales charge applicable to the purchase of units of an Exchange or Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Certificateholder upon his original purchase of Units of the Exchange or


82600.8
                                      -57-

Redemption Trust would equal the sales charge applicable in the direct purchase of units of an Exchange Trust.

                  In order to exercise the Exchange Privilege the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust. The Conversion Offer is limited only to unit owners of any Redemption Trust. Exercise of the Exchange Privilege and the Conversion Offer by Certificateholders is subject to the following additional conditions: (i) at the time of the Certificateholder's election to participate in the Exchange Privilege or Conversion Offer, there must be units of the Exchange or Conversion Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (ii) exchanges will be effected in whole units only, (iii) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (iv) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Certificate holders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Certificateholder for exchange or from units being redeemed per conversion will be remitted to such Certificateholder.

                  The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege and/or the Conversion Offer. The Sponsor will provide Certificateholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege and/or the Conversion Offer, provided that no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange Privilege or the Conversion Offer, to add any new unit investment trust sponsored by Reich & Tang or a sponsor controlled by or under common control with Reich & Tang, or to delete a series which has been terminated from eligibility for the Exchange Privilege and/or the Conversion Offer, (ii) there is a suspension of the redemption of units of an Exchange or Conversion Trust under Section 22(e) of the Investment Company Act of 1940, or (iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Certificateholders. Certificateholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.

                  To exercise the Exchange Privilege, a Certificateholder should notify the Sponsor of his desire to exercise his Exchange Privilege. To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of an Exchange or Conversion Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Certificateholder is a resident, the Certificateholder will be provided with a current prospectus or prospectuses relating to each Exchange or Conversion Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge. The conversion transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee


82600.8
                                      -58-
of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retainf a portion of the sales charge.

                  Tax Consequences of the Exchange Privilege and the Conversion Offer. A surrender of Units pursuant to the Exchange Privilege or the Conversion Offer will constitute a "taxable event" to the Certificateholder under the Internal Revenue Code. The Certificateholder will realize a tax gain or loss that will be of a long-, mid- or short-term capital or ordinary income nature dependent on the length of time the Units have been held and other factors. (See "Tax Status".) A Certificateholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.



                                  OTHER MATTERS
                                  -------------


                  Legal Opinions. The legality of the Units originally offered and certain matters relating to federal and New York tax law have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, or Berger Steingut Tarnoff & Stern, 600 Madison Avenue, New York, New York 10022, as counsel for the Sponsor. Certain matters relating to California tax law have been passed upon by Brown & Wood LLP, as special California counsel to the Sponsor. Certain matters relating to Florida tax law have been passed upon by Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A. as special Florida counsel to the Sponsor. Certain matters relating to Virginia tax law have been passed upon by Hunton & Williams, as special Virginia counsel to the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for The Chase Manhattan Bank.

                  Independent Accountants. The financial statements of the Trusts for the years ended December 31, 1996 and 1997 included in Part A of this Prospectus have been examined by Price Waterhouse LLP, independent accountants. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing. KPMG Peat Marwick LLP has consented to the incorporation by reference of their report on the statements of operations and changes in net assets for the Trusts included in Part A of this Prospectus for the period ended December 31, 1995.

                  Performance Information. Total returns, average annualized returns or cumulative returns for various periods of this Trust may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the original public offering price as of the date of calculation. Average annualized returns show the average return for stated periods of longer than a year. Sales material may also include an illustration of the cumulative results of like annual investments during an accumulation period and like annual withdrawals during a distribution period. Figures for actual


82600.8
                                      -59-
portfolios will reflect all applicable expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Returns may also be shown on a combined basis. Trust performance may be compared to performance on a total return basis of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.



                          DESCRIPTION OF BOND RATINGS*
                          ---------------------------


                  Standard & Poor's Ratings Services. A brief description of the applicable Standard & Poor's Corporation rating symbols and their meanings is as follows:


                  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

                  The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

                  The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

                  The ratings are based, in varying degrees, on the following considerations:


                 (1) Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
                 (2)            Nature of and provisions of the obligation.

                 (3)            Protection afforded by, and
                                relative position of, the
                                obligation in the event of
                                bankruptcy, reorganization or
                                other arrangement under the laws
                                of bankruptcy and other laws
                                affecting creditors' rights.

                  AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                  AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and they differ from AAA issues only in small degrees.

--------------------------
*        As described by the rating agencies.


82600.8
                                      -60-

                  A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                  BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  Provisional Ratings -- (Prov.) following a rating indicates the rating is provisional, which assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.


                  Moody's Investors Service. A brief description of the applicable Moody's Investors Service, Inc.'s rating symbols and their meanings is as follows:


                  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long term risks appear somewhat larger than in Aaa securities.

                  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


82600.8
                                      -61-

                  Those bonds in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1. Other A bonds comprise the balance of the group. These rankings (1) designate the bonds which offer the maximum in security within their quality group, (2) designate bonds which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

                  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                  Con-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are debt obligations secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                                  *    *    *

82600.8
                                      -62-

                     FOR USE WITH MUNICIPAL SECURITIES TRUST
                     ---------------------------------------

                                MULTISTATE SERIES
                                -----------------


============================================================


           AUTHORIZATION FOR INVESTMENT IN MUNICIPAL SECURITIES TRUST,
                             MULTI-STATE SERIES ____

                       TRP PLAN - TOTAL REINVESTMENT PLAN


I hereby elect to participate in the TRP Plan and am the owner of ____ units of __________ Trust.


I hereby authorize The Chase Manhattan Bank, Trustee, to pay all semi-annual or annual distributions of interest and principal (if any) with respect to such units to The Chase Manhattan Bank, as TRP Plan Agent, who shall immediately invest the distributions in units of the available series of The State Trust above or, if unavailable, of other available series of regular Municipal Securities Trust.


The foregoing authorization is subject in Date ____________, 19__ all respects to the terms and conditions of participation set forth in the prospectus relating to such available series.

------------------------------------                 ------------------------------------
Registered Holder (print)                            Registered Holder (print)


------------------------------------                 ------------------------------------
Registered Holder Signature                           Registered Holder Signature
                                                     (Two signatures if joint tenancy)


My Brokerage Firm's Name________________________________________________________

Street Address__________________________________________________________________

City, State and Zip Code________________________________________________________

Salesman's Name ___________________ Salesman's No.______________________________


============================================================

                 UNIT HOLDERS NEED ONLY DATE AND SIGN THIS FORM.


                               MAIL TO YOUR BROKER
                                       OR
                            THE CHASE MANHATTAN BANK
                        ATTN: THE UIT REINVESTMENT UNIT A
                                4 NEW YORK PLAZA
                            NEW YORK, NEW YORK 10004

82600.8
                                      -63-


                                   INDEX                                                      *   *   *
                                                                                     MUNICIPAL SECURITIES TRUST
Title                                                                  Page              MULTI-STATE SERIES


Summary of Essential Information....................................    A-5           (A Unit Investment Trust)
Financial and Statistical Information...............................    A-6
Information Regarding the Trust.....................................    A-7                  Prospectus
                                                                                             ----------
Audit and Financial Information.....................................    F-1
                                                                                       Dated:  April 30, 1998
The Trust...........................................................      1
The State Trusts....................................................      9                   Sponsor:
Public Offering.....................................................     35
Estimated Long Term Return and Estimated                                             Reich & Tang Distributors,
  Current Return....................................................     37          Inc.
Rights of Certificateholders........................................     38               600 Fifth Avenue
Tax Status..........................................................     40             New York, N.Y.  10020
Liquidity...........................................................     46                 212-830-5200
Total Reinvestment Plan.............................................     48
Trust Administration................................................     51           (and for certain Trusts:)
Trust Expenses and Charges..........................................     56             Gruntal & Co., L.L.C.
Exchange Privilege and Conversion Offer.............................     57                14 Wall Street
Other Matters.......................................................     59           New York, New York 10005
Description of Bond Ratings.........................................     60                (212) 267-8800


                  Parts A and B of this Prospectus do                                         Trustee:
not contain all of the information set forth in
the registration statement and exhibits relating                                      The Chase Manhattan Bank
thereto, filed with the Securities and Exchange                                           4 New York Plaza
Commission, Washington, D.C., under the                                                 New York, N.Y.  10004
Securities Act of 1933, and to which reference is                                           800-882-9898
made.
                                                                                             Evaluator:


                                                                                        Kenny S&P Evaluation
                                                                                              Services
                                                                                             65 Broadway
                                                                                        New York, N.Y.  10006

                  This Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                     *   *   *

                  No person is authorized to give any information or to make any representations not contained in Parts A and B of this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

82600.8
                                      -64-

                                     PART II

                       ADDITIONAL INFORMATION NOT REQUIRED
                                  IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statements on Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The Cross-Reference Sheet (incorporated by reference to the Post-Effective
   Amendments to Form S-6 Registration Statements Nos. 2-62605 and 2-73986, filed on April 26, 1996 and April 25, 1996, respectively, and incorporated herein by reference).
The Prospectus consisting of     pages.
Signatures.
Consent of Independent Accountants.
Consent of Counsel (included in Exhibits 99.3.1 and 99.3.1.1).
Consent of the Evaluator (included in Exhibit 99.5.1).

The following exhibits:

99.1.1         --    Form of Reference Trust Agreement (filed as Exhibit 99.1.1 to Post-Effective Amendment No. 8 to Form S-6 Registration
                     Statement No. 33-26426 on April 25, 1997 and incorporated herein by reference).

99.1.1.1       --    Trust Indenture and Agreement for New York Municipal Trust,
                     Series 1 (and Subsequent Series) (filed as Exhibit 99.1.1.1 to Post-Effective Amendment No. 19 to Form S-6 Registration
                     Statement No. 2-62505 of New York Municipal Trust, Series 1 on April 25, 1996 and incorporated herein by reference).

99.1.1.2       --    Trust Indenture and Agreement for Municipal Securities
                     Trust, Series 12 (and Subsequent Series) (filed as Exhibit
                     99.1.1.1 to the Post-Effective Amendment to Form S-6
                     Registration Statement No. 2-73986, on April 26, 1996 and incorporated herein by reference).


99.1.3.4       --    Certificate of Incorporation of Reich & Tang Distributors,
                     Inc. (filed as Exhibit 99.1.3.5 to Form S-6 Registration
                     Statement No. 333-44301 on January 15, 1998 and incorporated herein by reference).

99.1.3.5       --    By-Laws of Reich & Tang Distributors, Inc. (filed as
                     Exhibit 99.1.3.6 to Form S-6 Registration Statement No.
                     333-44301 on January 15, 1998 and incorporated herein by reference).



                                      II-1
1680.1

99.2.1         --    Form of Certificate (filed as Exhibit 99.2.1 to
                     Post-Effective Amendment No. 8 to Form S-6 Registration
                     Statement No. 33-26426 on April 25, 1997 and incorporated herein by reference).

99.3.1         --    Form of Opinion of Battle Fowler LLP (formerly Battle,
                     Fowler, Jaffin & Kheel) as to the legality of the securities being registered, including their consent to the delivery thereof and to the use of their name under the headings "Tax Status" and "Legal Opinions" in the Prospectus, and to the delivery of their opinion regarding tax status of the Trust (filed as Exhibit 99.3.1 to Post-Effective Amendment No. 8 to Form S-6 Registration
                     Statement No. 26426 on April 25, 1997 and incorporated herein by reference).

99.3.1.1       --    Form of Opinion of Battle Fowler LLP (formerly Battle,
                     Fowler, Jaffin & Kheel) as to tax status of securities being registered (filed as Exhibit 99.3.1.1 to Post-Effective Amendment No. 18 to Form S-6 Registration
                     Statement No. 33-62605 on April 28, 1997 and incorporated herein by reference).

*99.5.1        --    Consent of the Evaluator.


99.6.0         --    Powers of Attorney of Reich & Tang Distributors, Inc., by
                     its officers and a majority of its Directors (filed as Exhibit 99.6.0 to Form S-6 Registration Statement No.
                     333-44301 on January 15, 1998 and incorporated herein by reference).


*27            --    Financial Data Schedule(s) (for EDGAR filing only).
--------
*        Being filed by this Amendment.


                                      II-2
1680.1

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Act of 1933, the registrants, Municipal Securities Trust, Series 1, Series 2, 1st Discount Series and 2nd Discount Series certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statements pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statements to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of April, 1998.


                  MUNICIPAL SECURITIES TRUST, SERIES 1,
                  SERIES 2, 1ST DISCOUNT SERIES AND
                  2ND DISCOUNT SERIES
                           (Registrants)


                  REICH & TANG DISTRIBUTORS, INC.
                           (Depositor)




                  By:      /s/PETER J. DEMARCO
                           -------------------
                           Peter J. DeMarco
                           (Executive Vice President)

                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statements has been signed below by the following persons, who constitute the principal officers and a majority of the directors of Reich & Tang Distributors, Inc., the Depositor, in the capacities and on the dates indicated.



Name                             Title                               Date


RICHARD E. SMITH, III            President and Director              )
                                                                     )  April 20, 1998
                                                                     )
                                                                     )By: /s/PETER J. DEMARCO
                                                                          -------------------
                                                                     )    Peter J. DeMarco
                                                                     )    as Executive Vice
                                                                     )    President and
                                                                     )    Attorney-in-Fact*
                                                                     )
                                                                     )
                                                                     )
                                                                     )
                                                                     )
PETER S. VOSS                    Director                            )
G. NEAL RYLAND                   Director                            )
STEVEN W. DUFF                   Director                            )
ROBERT F. HOERLE                 Managing Director                   )
PETER J. DEMARCO                 Executive Vice President            )
RICHARD I. WEINER                Vice President                      )
BERNADETTE N. FINN               Vice President                      )
LORRAINE C. HYSLER               Secretary                           )
RICHARD DE SANCTIS               Treasurer                           )
EDWARD N. WADSWORTH              Executive Officer                   )

---------------
* Executed copies of Powers of Attorney were filed as Exhibit 99.6.0 to Form S-6 Registration Statement No. 333-44301 on January 15, 1998.

                                      II-3
1680.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment to the registration statement on Form S-6 of our report dated March 18, 1998, relating to the financial statements and financial highlights for the two years ended December 31, 1997 of the Municipal Securities Trust, Series 1; Municipal Securities Trust, Series 2; Municipal Securities Trust, 1st Discount Series; and Municipal Securities Trust, 2nd Discount Series, which appear in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in the Prospectus.



PRICE WATERHOUSE LLP

Boston, MA
April 28, 1998

                          Independent Auditors' Consent
                          -----------------------------





Re:     Municipal Securities Trust, Series 1
        Municipal Securities Trust, Series 2
        Municipal Securities Trust, 1st Discount Series
        Municipal Securities Trust, 2nd Discount Series

        We consent to the incorporation by reference of our report dated March 31, 1996 on the statements of operations and changes in net assets for the subject trusts for the year ended December 31, 1995, and to the reference to our firm under the heading "Independent Accountants" in the prospectus.



                                                KPMG Peat Marwick LLP

New York, New York
April 24, 1998

                                      II-4
1680.1